                            THE STRONG INCOME FUNDS

                        ANNUAL REPORT - OCTOBER 31, 1995


                          THE STRONG MONEY MARKET FUND
                        THE STRONG SHORT-TERM BOND FUND
                     THE STRONG GOVERNMENT SECURITIES FUND
                         THE STRONG CORPORATE BOND FUND

                              [STRONG FUNDS LOGO]

THE STRONG INCOME FUNDS




                        ANNUAL REPORT - OCTOBER 31, 1995

Dear shareholder: As the Strong Family of Funds continues to grow, so too have our reporting responsibilities to you. To help ensure that we can continue to produce shareholder reports and other information on a timely basis, we have changed the fiscal year-end of the Strong Income Funds from December 31 to October 31, beginning with this annual report. By staggering the Funds' fiscal-year periods, and thereby their reporting schedules, we avoid a potential "log-jam" at year-end. Please note that this change has no effect on how the Funds are managed. It simply alters the reporting period of your shareholder reports. If you have a question regarding the new schedule, please don't hesitate to call us at 1-800-368-3863.

                               Table of Contents

INVESTMENT REVIEWS
       The Strong Money Market Fund   . . . . . . . . . . . . . . . .   2
       The Strong Short-Term Bond Fund  . . . . . . . . . . . . . . .   4
       The Strong Government Securities Fund  . . . . . . . . . . . .   6
       The Strong Corporate Bond Fund   . . . . . . . . . . . . . . .   8

FINANCIAL INFORMATION
       Schedules of Investments in Securities
              The Strong Money Market Fund  . . . . . . . . . . . . .  10
              The Strong Short-Term Bond Fund . . . . . . . . . . . .  13
              The Strong Government Securities Fund . . . . . . . . .  16
              The Strong Corporate Bond Fund  . . . . . . . . . . . .  17
       Statements of Operations   . . . . . . . . . . . . . . . . . .  20
       Statements of Assets and Liabilities   . . . . . . . . . . . .  21
       Statements of Changes in Net Assets  . . . . . . . . . . . . .  22
       Notes to Financial Statements  . . . . . . . . . . . . . . . .  23

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . .  26

REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . .  28

                         The Strong  MONEY MARKET Fund

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.

THE FUND PROVIDED OUTSTANDING PERFORMANCE IN 1995

Year-to-date, the Strong Money Market Fund was the best performing general purpose money fund tracked by lipper, based on total return. This performance was achieved through a combination of prudent management and a temporary waiver of fees and expenses.

SHORT RATES STABLE SO FAR IN 1995

Short-term interest rates remained relatively stable through October 1995, fluctuating in a narrow range, generally around 5.5%. The "stuck in neutral" environment was reflected in the actions of the Federal Reserve, which in February voted to raise the federal funds rate - a critical determining factor of short-term lending rates - by 0.25% to 6%. However, soon after the February tightening, evidence of a significant slowdown in economic activity began to emerge. While the U.S. economy grew at a fairly strong pace in the first quarter of 1995, data from April and May suggested that the second quarter's growth rate would be low or possibly negative.

The abrupt slowdown surprised financial markets and compelled the Fed to cut the federal funds rate back to 5.75% in early July, where it remained through October.

                     [PHOTO OF 2 WOMEN, A MAN AND A DOG]

                       Short-term rates have traded in a
                              narrow range in 1995
                     3-MONTH T-BILL YIELDS THROUGH OCTOBER

                              12-94          5.68%
                               1-95          5.99%
                               2-95          5.93%
                               3-95          5.87%
                               4-95          5.86%
                               5-95          5.80%
                               6-95          5.56%
                               7-95          5.57%
                               8-95          5.44%
                               9-95          5.41%
                              10-95          5.50%

As of 10-31-95

7-DAY CURRENT YIELD 1         5.82%
7-DAY EFFECTIVE YIELD         5.99%
AVERAGE MATURITY              71 DAYS

FUND STRATEGY: GO LONG

Following the Federal Reserve's February rate hike, we believed that short-term rates had reached their peak, at least for the near term. Accordingly, we gradually lengthened the Fund's average maturity target to a fairly bullish 60-70 days in anticipation of a possible interest- rate cut by the Fed. Extending the Fund's maturity helped us lock in higher yields for a longer period of time - and gave the Fund the potential to maintain an attractive level of income in case short-term interest rates began to fall.

In addition, we tended to emphasize fixed-rate securities, which offered a slight yield advantage over floating-rate paper. This strategy also enhanced the portfolio's ability to sustain its yield had rates moved significantly lower. At the end of October, the Fund's average maturity was 71 days.

WE EXPECT RATES TO DRIFT LOWER

Our current economic view remains largely unchanged from the beginning of the year. With the economy on a modest growth track and inflation apparently stifled, we look for short-term interest

              The Strong Funds Annual Report - October 31, 1995 rates to gradually drift lower, impelled by further federal funds rate reductions by the Fed, possibly beginning as soon as the last quarter of 1995.

Variables that may alter this outlook include a disappointment on the budget front. Right now, the market appears to expect a meaningful budget agreement, an expectation partially reflected in current prices. Should progress not be achieved on the budget, we could see a temporary bump up in yields.

Investors should also note that 2.5% annual GDP growth won't be smooth and steady, but is more likely to be a bit bumpy, with indications of strong growth one quarter and signs of recession the next. Taken as a whole, however, we expect slow growth with modest inflation - a favorable environment for income investors.

We began to gradually phase in the Strong Money Market Fund's fees and expenses on August 2, 1995. While the fee and expense waivers were in part responsible for the Fund's top ranking in 1995, we will strive to continue providing you with the kind of superior investment value that has helped the Fund produce consistently outstanding long-term performance since its inception ten years ago.

As always, we thank you for your confidence and remain committed to meeting your investment needs in the future.

                          [PHOTO OF JAY N. MUELLER]

Cordially,


/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

                           [PHOTO OF MAN AND GIRL]

            Lipper Rankings as of 10-31-95(2) (based on total return)

    Time Period     Rank among Money Market Instrument  Funds      Percentage
    Year-to-date                   #1 of 258                        Top Fund
    1-year                         #1 of 250                          Top 1%
    5-year                         #5 of 171                          Top 3%
    Since inception (10-22-85)     #3 of 106                          Top 3%

Rankings are historical and do not represent future performance.

(1) Yields are annualized for the 7-day period ended October 31, 1995. Effective yield reflects the compounding of income. An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Yields are historical and do not represent future yields, which will fluctuate. The Fund's advisor temporarily waived fees of .31% and absorbed expenses of .22% during the 7-day period ended 10-31-95. Otherwise, the Fund's current yield would have been 5.29%, and its effective yield would have been 5.46%.

(2) Lipper Analytical Services, Inc., rankings are based on total return with dividends reinvested. All performance rankings are historical and do not represent future results. From time to time, the Fund's Advisor has waived its management fee and absorbed Fund expenses, resulting in higher returns.

          The Strong Income Funds Annual Report   -   October 31, 1995

                        The Strong  SHORT-TERM BOND Fund


The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment- grade debt obligations, and its average portfolio maturity will normally be between one and three years.

BONDS: A BEAST IN 1994, A BEAUTY IN 1995

After enduring an arduous 1994, bond investors have enjoyed an outstanding year so far in 1995. Those with the patience to remain in the market from 1994 have been rewarded with substantial price appreciation as yields declined throughout the year.

The primary catalyst behind bonds' strong performance this year was a stream of unexpectedly weak economic numbers, particularly in April and May. Many investors had been cautious of the bond market early in the year, anticipating continued economic strength and higher inflation. When that scenario failed to materialize, investors became more confident that interest rates had reached a peak, and money poured from the short end of the market into longer maturity bonds, forcing yields lower and driving prices higher.

For the year-to-date period ended October 31, 1995, the Strong Short-Term Bond Fund achieved an outstanding total return of 9.92%.

FUND STRATEGY: STAY THE COURSE

We did not think it necessary to significantly alter the Fund's asset allocation or duration through most of 1995. Essentially, we believed the portfolio featured a solid array of bonds able to offer an attractive combination of income generation and relative share-price stability.

Our usual strategy remained intact: adding value through active management by trading issues for similar ones offering an incrementally better yield or better price-appreciation potential. We also maintained a slightly longer-than-neutral duration, which benefited the Fund as interest rates fell. The Fund's asset allocation has remained relatively unchanged.

                       As bond yields fell, bond prices
                          rose.  The result: capital
                        appreciation for bond holders.

PRICE AND YIELD ON A 2-YEAR TREASURY NOTE (12-30-94 - 10-31-95)

                Price                Yield
            ---------------      ---------------
            12-94   371.65       12-94  7.69%
             1-95   376.97        1-95  7.24%
             2-95   382.34        2-95  6.77%
             3-95   384.39        3-95  6.78%
             4-95   387.89        4-95  6.59%
             5-95   395.01        5-95  5.84%
             6-95   397.03        6-95  5.80%
             7-95   398.49        7-95  5.87%
             8-95   400.68        8-95  5.85%
             9-95   402.47        9-95  5.86%
            10-95   406.01       10-95  5.61%

THE PRICE OF A 2-YEAR TREASURY NOTE APPRECIATED 9.25%
FROM JANUARY 1, 1995 THROUGH OCTOBER 31, 1995.

As OF 10-31-95
30-DAY ANNUALIZED YIELD                     7.18%
AVERAGE MATURITY 1                          2.3 YEARS
AVERAGE QUALITY RATING                      AA

Asset Allocation


Preferred Stocks                 2.2%
Corporate Bonds (Including
 Convertibles)                  39.2%
U.S. Gov't & Agency Issues      34.6%
Non-Agency Mortgage-Backed
 Securities                     24.0%

The Fund's allocation includes the effect of when-issued securities and does not reflect any futures position held by the Fund. The asset allocation depicts market exposure and is not given as a percentage of net assets. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


A POSITIVE OUTLOOK WITH OCCASIONAL POTHOLES

Our outlook for the bond market over the next few quarters is positive. We expect the economy to continue to grow at around a 3% annual rate, with inflation remaining subdued. Against this backdrop, we look for interest rates to stay in their current range with a downward bias, and we anticipate a possible easing by the Fed late in 1995 or early in 1996 - overall, a very favorable environment for bond investors.

In such an environment, it's important for shareholders to be patient and maintain a longer-term outlook. To some extent, investors have gotten used to bond market dramatics, with prices up strongly in 1993, down sharply in 1994, and up strongly again in 1995. While the market appears to have settled down in anticipation of a slow-growth economy, that doesn't mean a smooth, steady trend. Instead, the market is likely to be buffeted occasionally by contradictory economic data, international currency concerns (particularly in Japan), and political haggling in Washington as the budget is debated and election campaigns kick into high gear.


            The Strong Income Funds Annual Report - October 31, 1995

Such factors are why, at Strong, we believe that successful bond investing stems from time in the market rather than timing the market. It's been our experience that investors who establish an investment timeline, select the investment that matches this horizon, and then stay the course are the investors who have the greatest chance of reaching their goals.

We appreciate your investment in the Strong Short-Term Bond Fund, and we will do our best to earn your continued confidence.

                          [PHOTO OF BRADLEY C. TANK]

Sincerely,


/s/ Bradley C. Tank
Bradley C. Tank
Portfolio Manager

            Lipper Rankings as of 10-31-952 (based on total return)

Time Period                  Rank among Short-Term Investment-Grade Debt Funds
Year-to-date                                #44 of 149
1-year                                      #66 of 144
5-year                                       #7 of 32
Since inception (8-31-87)                    #4 of 16


Growth of an assumed $10,000
invested at the Fund's inception


                The Strong Corporate        Short-Term
                     Bond Fund              Bond Index

8/87                    10000                   10000
12/87                   10318                   10299
12/88                   11362                   10957
12/89                   12295                   12154
12/90                   12945                   13332
12/91                   14837                   14914
12/92                   15827                   15877
12/93                   17302                   16773
12/94                   17023                   16872
10/95                   18711                   18409


Average Annual  Total Returns
through 10/31/95
Since inception      7.97%
on 8/31/87
5-year               8.02%
3-year               6.20%
1-year               9.09%

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-3 year Treasury/Government-Sponsored/Corporate Bond Index ("Salomon Brothers Short-Term Bond Index"), an unmanaged, market-capitalization-weighted index generally representative of the performance of investment-grade, short-term bonds. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

1 The Fund's average maturity includes the effect of when-issued securities, futures contracts, and option contracts.

2   Rankings are historical and do not represent future results.


           The Strong Income Funds Annual Report - October 31, 1995

                     The Strong  GOVERNMENT SECURITIES Fund

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund normally invests at least 80% of its total assets in U.S. government securities.

THE FUND CONTINUED TO SERVE INVESTORS WELL

The Fund continued to perform well versus its benchmark and its competition. For the year-to-date period ended 10-31-95, the Fund's total return was 16.24%, versus 15.14% for the Salomon Brothers Broad Investment-Grade Bond Index. Since its inception, the Fund also remains the #1 ranked general U.S. government fund, according to Lipper Analytical Services, Inc.

PATIENT BOND INVESTORS REWARDED IN 1995

After being buffeted by a turbulent bond market in 1994, investors with the savvy and patience to stay the course were rewarded in 1995 with a powerful rally. U.S. government bonds essentially regained all of 1994's losses in the first quarter of 1995, and prices continued to rise nearly unabated through October. As the chart at the right shows, U.S. government bond funds in general
- and the Strong Government Securities Fund in particular - have more than made up 1994's negative return.

The primary catalyst behind bonds' strong performance this year was a stream of unexpectedly weak economic numbers, particularly in April and May. Many investors had been cautious of the bond market early in the year, anticipating continued economic strength and higher inflation. When that scenario failed to materialize, investors became more confident that interest rates had reached a peak, and money poured from the short end of the market into longer maturity bonds, forcing yields lower and driving prices higher.

The Fund has more
than recaptured last year's decline

                                     Average U.S
     Government                    Government Fund
   Securities Fund                      Lipper
---------------------------     ----------------------------
Y-T-D                           Y-T-D
1994                 -3.39%     1994                  -4.74%
1995 through 10/31   16.24%     1995 through 10/31    13.43%

Total return of the Lipper General U.S. government bond index.


As of 10-31-95
30-DAY ANNUALIZED YIELD                     6.11%
AVERAGE MATURITY(1)                         7.3 YEARS
AVERAGE QUALITY RATING                      AAA

Asset Allocation


Preferred Stock                  2.4%
Corporate Bonds                 13.3%
U.S. Gov't & Agency Issues      83.6%
Short-Term Investments           0.7%

The Fund's asset allocation is presented as a percentage of net assets and does not reflect any futures positions held by the Fund. The Government Issues include short-term government securities. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

FUND STRATEGY: ADJUST DURATION TO MAXIMIZE OPPORTUNITY

While the Fund's asset allocation has varied only slightly during the year, we actively adjusted the duration of our mortgage and Treasury holdings to maximize the opportunity presented by falling rates. Through most of 1995, we kept the Fund's overall duration slightly longer than neutral to make it more sensitive to interest-rate changes and help us lock in higher yields for longer periods of time.

At the beginning of the year, we maintained our long duration by lengthening maturities in the mortgage portion of the portfolio. As rates continued to fall, however, we began to reduce the duration of our mortgage position, since lower rates make it more likely that mortgages will be called as homeowners take advantage of the opportunity to refinance. By October, our mortgage holdings were of fairly short maturity, and we had increased the duration of our Treasury position in order to maintain a slightly longer-than-neutral posture for the portfolio overall.

THE VALUE OF KEEPING A LONGER-TERM PERSPECTIVE

Our outlook over the next few quarters is positive. We expect the economy to continue to grow at around a 3% annual rate, with inflation remaining subdued. Against this backdrop, we look for interest rates to stay in their current range with a downward bias-overall, a very favorable environment for bond investors.

Even in such a beneficial environment, shareholders must be patient and maintain a longer-term outlook. While the market appears to have settled down in anticipation of a slow-growth economy, that doesn't mean a smooth, steady trend. Instead, the market is likely to be battered occasionally by contradictory economic

           The Strong Income Funds Annual Report - October 31, 1995 data, international events (particularly in Japan), and political haggling in Washington as the budget debate and election campaigns kick into high gear.

Such factors are why, at Strong, we believe it's important that investors establish an investment timeline, select the investment that matches this horizon and then stay the course. In our experience, investors who have the discipline to look past short-term turbulence have the greatest chance of reaching their goals.

We appreciate your investment in the Strong Government Securities Fund, and we look forward to earning your continued confidence.

                          [PHOTO OF BRADLEY C. TANK]

Sincerely,

/s/ Bradley C. Tank
Bradley C. Tank
Portfolio Manager

           Lipper Rankings as of 10-31-95(2) (based on total return)

Time Period       Rank among General U.S. Government Funds          Percentage
 Year-to-date                    #26 of 176                           Top 15%
 1-year                          #26 of 163                           Top 16%
 5-year                           #5 of 74                            Top 7%
 Since inception (10-29-86)       #1 of 45                            Top Fund

Growth of an assumed $10,000 invested at the Fund's inception

                                           Salomon Brothers
             The Strong Government         Investment-Grade
                 Securities Fund              Bond Index
10/86                   10000                   10000
12/86                   10218                   10195
12/87                   10572                   10459
12/88                   11683                   11295
12/89                   12836                   12926
12/90                   13953                   14101
12/91                   16278                   16352
12/92                   17781                   17593
12/93                   20044                   19337
12/94                   19364                   18787
10/95                   22509                   21632

- The Strong Government Securities Fund
- Salomon Brothers Broad Bond Index

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers Broad Investment-Grade Bond Index ("Salomon Brothers Broad Bond Index"), an unmanaged index generally representative of the performance of government, mortgage, and investment-grade corporate securities. To equalize the time periods, the index's performance was prorated for the month of October,1986. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

(1) The Fund's average maturity includes the effect of futures and options contracts.

(2) Rankings are historical and do not represent future results. From time to time, the Fund's advisor has waived its management fee and/or absorbed expenses, which has resulted in higher returns.

Average annual total returns
through 10-31-95
Since inception on 10-29-86         9.43%
5-year                             10.52%
3-year                              9.09%
1-year                             16.86%



           The Strong Income Funds Annual Report - October 31, 1995

                        The Strong CORPORATE BOND Fund

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in investment-grade corporate debt obligations.

STRONG PERFORMANCE IN 1995

The Strong Corporate Bond Fund has performed well in 1995 through October, producing a ten-month total return of 20.29%. The Fund handily outperformed its benchmark, the Salomon Brothers BBB-rated Corporate Bond Index, which was up 18.66%. Additionally, based on total return, the Fund ranked in the top 9% of its Lipper category. (2)

BONDS ROAR BACK IN 1995

Fueled by falling long-term rates and spurred by strong corporate profits, corporate bond prices have rebounded strongly in 1995. Few investors anticipated such a rally as the year began, amid continued strength in the economy and fears of re-emerging inflation. However, unexpectedly weak economic numbers, particularly in April and May, indicated that the economy was slowing rather than accelerating, and longer-term bond prices staged a powerful rally. This rally continued nearly unabated through the month of October.

OUR MARKET-BEATING BLUEPRINT

As the performance of our benchmark index suggests, the corporate bond market as a whole appreciated strongly in 1995 through October. Our aim, therefore, was not just to achieve positive returns, but to beat the overall market's return. We accomplished this in three ways:

/ / Duration: During the majority of the year, we ran the Fund with a longer-than-average duration. This served to make the portfolio more sensitive to interest-rate movements, a definite positive as rates fell throughout the year.

/ / Tactical shifts: During the early part of the year, we reduced the portfolio's corporate bond weighting, reaching a low of about 75% of net assets in mid-May. We also increased the portfolio's average credit quality slightly from BBB to A at the beginning of the third quarter. These shifts were designed to guard the portfolio against an increase in supply as rates fell, and to protect against pockets of weakness in case the slowing economy raised concerns about corporate cash flow.

/ / Issue selection: In May and June, we began to move back into the corporate bond market, targeting issues that we believed offered particularly good value. Our research helped us identify some solid performers, primarily in the media sector, such as Time Warner, Tele-Communications, and Viacom.

As of 10-31-95

30-DAY ANNUALIZED YIELD       6.95%
AVERAGE MATURITY (1)          10.6 YEARS
AVERAGE QUALITY RATING        A

Asset Allocation

U.S. Gov't & Agency Issues              13.5%
Short-Term Investments                   5.7%
Non-Agency Mortgage &
   Asset-Backed Securities               3.4%
Corporate Bonds                         76.4%
Preferred Stock                          1.0%

This allocation is presented as a percentage of net assets. It does not reflect any futures positions held by the Fund. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

                           [PHOTO OF MAN AND WOMAN]

OUTLOOK: TEMPERED OPTIMISM

Currently, we are slightly overweighted in corporate bonds, and, on average, that should continue to be the case. In coming months, the budget debate in Congress and turbulence in the Japanese financial markets may generate volatility in long- term interest rates. However, we would tend to view a significant jump in yields as an opportunity to buy bonds and thereby boost the Fund's income-earning power.

Another source of near-term concern may be the recent increase in merger and acquisition activity. In general, we believe American companies, having learned their lesson from the excesses of the late 1980s, will avoid over-leveraging. Nevertheless, we intend to closely monitor our corporate holdings and the market, using our disciplined credit research to help control potential risk.

           The Strong Income Funds Annual Report - October 31, 1995

Longer term, our outlook for the fixed-income market is positive. We anticipate slow economic growth and an inflation rate in the 2.5% to 3.0% range. With long bond yields hovering near 6.5%, that's a real return (yield minus the inflation rate) of near 4%. Historically, that's very attractive. Provided inflation remains at the subdued level we expect, we believe there's room for interest rates to trend down, and for bonds to provide both capital appreciation and income.

Thank you for your investment in the Strong Corporate Bond Fund.
We look forward to serving your investment needs in the future.

                          [PHOTO OF JEFFREY A. KOCH]

Sincerely,

/s/ Jeffrey A. Koch

Jeffrey A. Koch
Portfolio Manager

            Lipper Rankings as of 10-31-95 (2) (based on total return)


Time Period          Rank among Corporate Debt BBB-Rated Funds    Percentage
Year-to-date                  #7 of 79                               Top 9%
1-year                        #4 of 78                               Top 6%
5-year                        #4 of 25                               Top 16%
Since inception (12-12-85)    #4 of 14                               Top 29%

Growth of an assumed $10,000 investment
from 12/12/85 to 10/31/95


                                           Salomon Brothers
                The Strong Corporate      BBB-rated Corporate
                     Bond Fund                 Bond Index
12/85                   10000                   10000
12/86                   13399                   11827
12/87                   13997                   12278
12/88                   15745                   13593
12/89                   15800                   15361
12/90                   14816                   16220
12/91                   17013                   19412
12/92                   18612                   21310
12/93                   21732                   24149
12/94                   21447                   23353
10/95                   25799                   27711

Average annual total returns
through 10-31-95
Since inception on 12-12-85   10.06%

5-year                        11.82%
3-year                        12.33%
1-year                        22.20%


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund made at its inception, with a similar investment in the Salomon Brothers BBB-Corporate Bond Index, an unmanaged, market capitalization-weighted index generally representative of the performance of BBB-rated corporate bonds. To equalize the time periods, the index's performance was prorated for the month of December, 1985. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

(1) The Fund's average maturity includes the effect of futures and options contracts.
(2) Rankings are historical and do not represent future results.


          The Strong Income Funds Annual Report - October 31, 1995

SCHEDULES OF INVESTMENTS IN SECURITIES                         October 31, 1995





STRONG MONEY MARKET FUND
                                                                PRINCIPAL     YIELD TO      MATURITY     AMORTIZED
                                                                  AMOUNT      MATURITY        DATE (e)     COST  (d)
Security                                                      (In Thousands)                            (In Thousands)
----------------------------------------------------------------------------------------------------------------------
BANKER'S ACCEPTANCES 1.1%
Fuji Bank, Ltd. Chicago
  5.85%                                                         $ 5,000         5.85%      12/05/95       $   4,972
  5.83%                                                           6,000         5.83       01/08/96           5,934
  5.83%                                                          10,000         5.83       02/07/96           9,841
                                                                                                          ---------
Total Banker's Acceptances                                                                                   20,747

CERTIFICATES OF DEPOSIT 8.4%
Canadian Imperial Bank Yankee Dollar Certificate of Deposit      48,000         6.10       08/02/96          48,000
Dai-Ichi Kangyo Bank, Ltd. Yankee Dollar
  Certificates of Deposit:
  5.98%                                                          16,000         5.98       01/16/96          16,002
  5.93%                                                          25,000         5.93       01/25/96          24,999
Fuji Bank, Ltd. New York Yankee Dollar Certificate of Deposit    35,000         6.01       01/12/96          35,001
Sumitomo Bank, Ltd. Yankee Dollar Certificate of Deposit         38,200         6.00       01/12/96          38,202
                                                                                                          ---------
Total Certificates of Deposit                                                                               162,204

CORPORATE COMMERCIAL PAPER 57.0%
Albion Capital Corporation (Acquired 8/15/95; Cost $49,762) (b)  50,475         5.85       11/10/95          50,401
American Honda Finance Corporation                               25,000         5.72       11/27/95          24,897
                                                                 11,500         5.67       02/05/96          11,326
Anaheim, California Electric System                              28,000         5.90       02/01/96          27,999
Aristar, Inc.                                                    11,200         5.75       11/07/95          11,189
                                                                  4,700         5.80       01/18/96           4,641
Astro Capital Corporation                                        33,750         5.85       12/08/95          33,547
                                                                  6,725         5.85       12/29/95           6,662
Brazos River Authority, Texas Pollution Control Revenue          11,000         5.90       12/20/95          11,000
                                                                  9,500         5.90       12/27/95           9,500
Brownsville, Texas Utility Systems                                5,595         5.78       12/13/95           5,557
CSC Enterprises                                                  14,000         5.74       12/12/95          13,909
Chrysler Financial Corporation                                   14,000         5.79       12/19/95          13,892
Coca-Cola Enterprises, Inc.                                      10,000         5.73       11/29/95           9,955
DIC Americas, Inc.                                               25,000         5.87       12/12/95          24,833
Dayton Hudson Corporation                                         4,340         5.82       01/11/96           4,290
Dynamic Funding Corporation                                       7,475         5.87       11/06/95           7,469
Equitable of Iowa Companies                                       9,000         5.85       12/05/95           8,950
Finova Capital Corporation                                       10,000         5.85       11/03/95           9,997
                                                                  2,000         5.85       11/08/95           1,998
                                                                 20,000         5.80       11/14/95          19,958
                                                                  3,400         5.87       11/15/95           3,392
                                                                  5,000         5.80       11/16/95           4,988
                                                                  3,350         5.80       11/20/95           3,340
                                                                 10,000         5.80       11/21/95           9,968
                                                                 18,500         5.85       11/28/95          18,419
                                                                  6,650         5.75       11/30/95           6,619
                                                                 10,300         5.95       01/29/96          10,148
                                                                  9,000         5.85       01/31/96           8,867
Fleet Mortgage Group, Inc.                                        9,300         5.80       12/06/95           9,247
Franklin Resources, Inc.                                         21,350         5.75       11/09/95          21,323
Frontier Corporation                                              2,131         5.80       11/29/95           2,121
                                                                 27,225         5.83       12/04/95          27,079
                                                                 15,465         5.88       01/26/96          15,248
General Mills, Inc.                                                  20         5.46       Upon Demand           20
Great Western Financial Corporation                              24,300         5.73       11/13/95          24,254
                                                                 16,530         5.74       11/17/95          16,488
Heller Financial, Inc.                                            7,000         5.95       01/23/96           6,904
                                                                  5,375         6.05       02/02/96           5,291
ITT Corporation:
  (Acquired 10/23/95; Cost $12,781) (b)                          12,800         5.82       11/01/95          12,800
  (Acquired 10/02/95; Cost $22,485) (b)                          22,600         5.90       11/02/95          22,596
International Securitization                                     10,850         5.80       12/22/95          10,761
Iris Partners L.P.                                                3,695         5.87       11/08/95           3,691
                                                                 18,640         5.86       11/30/95          18,552
Leathers L.P.                                                     7,520         5.90       02/06/96           7,400
Eli Lilly & Company                                                  14         5.30       Upon Demand           14


                      See notes to financial statements.

STRONG MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO   MATURITY    AMORITIZED
                                                                                 AMOUNT      MATURITY    DATE (e)     COST (d)
  SECURITY                                                                     (in Thousands)                       (In Thousands)
--------------------------------------------------------------------------------------------------------------------------------
Mercury Finance Corporation                                                     $ 2,700       5.88%     11/01/95      $    2,700
                                                                                  1,000       5.87      11/03/95           1,000
                                                                                  3,500       5.90      11/07/95           3,497
                                                                                  2,250       5.90      11/27/95           2,240
                                                                                  5,000       5.90      11/28/95           4,978
                                                                                  6,500       5.88      11/29/95           6,470
                                                                                 10,300       5.87      12/14/95          10,228
                                                                                  2,850       5.88      01/17/96           2,814
                                                                                 13,300       5.87      01/22/96          13,122
                                                                                 20,000       5.87      01/24/96          19,726
                                                                                  7,400       5.91      01/26/96           7,295
                                                                                  2,500       5.93      01/29/96           2,463
                                                                                  7,000       5.87      01/30/96           6,897
                                                                                 13,500       5.87      02/09/96          13,280
New Hampshire Business Finance Authority                                         18,000       5.90      11/15/95          18,000
New York State Job Development Authority                                          7,700       5.80      11/08/95           7,700
                                                                                 13,300       5.80      11/15/95          13,300
                                                                                 35,000       5.97      12/22/95          35,000
                                                                                  7,000       5.94      12/27/95           7,000
                                                                                 19,870       5.97      12/28/95          19,870
                                                                                  5,000       5.97      12/29/95           5,000
Nynex Corporation                                                                19,065       5.83      11/09/95          19,040
Orix America, Inc.                                                                2,095       5.85      12/01/95           2,085
                                                                                    370       5.85      12/15/95             367
Pitney Bowes Credit Corporation                                                      17       5.47     Upon Demand            17
Salomon, Inc.                                                                     2,000       5.95      11/03/95           1,999
                                                                                 16,400       5.95      11/06/95          16,386
                                                                                 21,000       5.98      11/20/95          20,934
                                                                                 11,820       5.95      11/24/95          11,775
                                                                                 20,000       5.95      11/29/95          19,907
San Diego, California Industrial Development Revenue - San Diego Gas &
  Electric Company (Acquired 10/06/95; Cost $9,805) (b)                           9,805       5.95      12/18/95           9,805
Sara Lee Corporation                                                              1,428       5.45     Upon Demand         1,428
Seiko Corporation of America                                                      5,000       5.80      01/19/95           4,936
Society of the New York Hospital Fund, Inc.                                       8,820       5.85      11/15/96           8,800
                                                                                  6,500       5.85      12/29/95           6,439
Sothebys, Inc.                                                                    5,900       5.80      11/10/95           5,891
                                                                                 10,000       5.80      11/13/95           9,981
                                                                                 10,000       5.80      11/28/95           9,957
Southwestern Bell Telephone Company                                                  60       5.45     Upon Demand            60
Strait Capital Corporation                                                        3,550       5.91      11/30/95           3,533
Strategic Asset Funding Corporation                                               2,000       6.00      01/31/96           1,970
Sunshine State Government Finance                                                11,419       5.90      12/13/95          11,340
                                                                                  9,000       5.90      12/19/95           8,929
                                                                                  5,378       5.85      12/29/95           5,328
Torchmark Corporation                                                             8,000       5.76      11/02/95           7,999
                                                                                  1,000       5.75      11/06/95             999
                                                                                  6,400       5.79      11/09/95           6,392
                                                                                 15,000       5.76      11/14/95          14,969
                                                                                  8,200       5.75      11/16/95           8,181
                                                                                 15,725       5.78      12/07/95          15,634
                                                                                 10,000       5.74      12/15/95           9,930
                                                                                 15,000       5.79      12/18/95          14,887
                                                                                  6,000       5.85      01/08/96           5,934
Tri-Lateral Capital, Inc.                                                        15,130       5.82      12/01/95          15,057
Warner Lambert Company                                                              242       5.44    Upon Demand            242
Washington Square Mortgage Company                                                8,087       5.78      11/03/95           8,084
                                                                                  4,500       5.78      11/13/95           4,491
                                                                                  3,250       5.78      11/15/95           3,243
                                                                                  5,800       5.80      12/13/95           5,761
                                                                                  1,000       5.80      12/20/95             992
Wisconsin Electric Power Company                                                      1       5.51    Upon Demand              1
Working Capital Management Company, Limited Partnership                           3,028       5.82      11/02/95           3,028
                                                                                 12,625       5.80      12/21/95          12,523
                                                                                                                       ---------
Total Corporate Commercial Paper                                                                                       1,103,334

                      See notes to financial statements.


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                         October 31, 1995
STRONG MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO   MATURITY    AMORTIZED
                                                                                 AMOUNT      MATURITY    DATE (e)     COST (d)
SECURITY                                                                     (in Thousands)                       (in Thousands)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE FLOATING RATE NOTES 7.6%
CS First Boston, Inc. Medium Term Notes (Acquired 6/30/95; Cost $25,000) (b)     $25,000       5.94%      01/08/96  $   25,000
Caterpillar Financial Services Corporation Medium Term Notes, Tranche #267        10,000       6.09       11/15/95      10,000
Fleet Mortgage Group, Inc. Floating Rate Notes:
   Tranche #19                                                                     2,000       6.16       12/20/95       2,004
   Tranche #20                                                                     6,885       6.16       12/20/95       6,897
General Motors Acceptance Corporation Medium Term Notes                           10,000       6.35       04/21/96      10,000
Lehman Brothers Holdings, Inc. Medium Term Notes:
  6.26%                                                                           12,600       6.08       12/01/95      12,600
  Tranche #101                                                                    20,000       6.18       11/21/95      20,000
Shawmut Bank Connecticut Medium Term Notes, Tranche #10                           60,000       5.90       11/10/95      60,000
                                                                                                                    ----------
Total Corporate Floating Rate Notes                                                                                    146,501
CORPORATE OBLIGATIONS 16.0%
Bankers Trust NY Corporation, 4.70%                                               12,000       5.95       07/01/96      11,903
Beta Finance, Inc. Medium Term Notes, 6.00%                                       43,000       6.12       07/29/96      42,964
Chrysler Financial Corporation Medium Term Notes, Tranche #99, 4.82%               5,000       6.07       12/18/95       4,992
Chrysler Financial Corporation Notes:
  6.00%                                                                           15,050       6.15       04/15/96      15,040
  10.34%                                                                          64,358       6.21       05/15/96      65,751
First Interstate Bancorp Debentures, 10.50%                                        2,015       6.03       03/01/96       2,044
First National Bank Akron, Ohio Medium Term Notes, Tranche 1, 5.95%               20,000       5.91       08/01/96      20,005
General Motors Acceptance Corporation Medium Term Notes:
  Tranche #853, 4.75%                                                             14,000       5.89       12/01/95      13,987
  8.75%                                                                           33,515       6.70       02/01/96      33,685
Huntington Bankshares, Inc. Medium Term Notes, Tranche #5, 6.55%                  18,500       6.55       03/29/96      18,500
Huntington National Bank Medium Term Notes, Tranche #30, 6.05%                    55,000       6.14       08/01/96      54,965
Lehman Brothers, Inc. Notes:
  9.75%                                                                           13,595       6.19       04/01/96      13,792
  10.75%                                                                           3,500       6.19       04/29/96       3,577
Waste Management, Inc.                                                            22,950       6.28       06/30/96       8,663
                                                                                                                    ----------
Total Corporate Obligations                                                                                            309,868
TAXABLE MUNICIPAL VARIABLE RATE PUT BONDS 7.7%
Alabama State Industrial Development Authority - S - Tool Project                  8,000       6.00       11/01/95       8,000
Aurora, Kane & Dupage Counties, Illinois Industrial Development Revenue            1,700       6.13       11/01/95       1,700
Chattanooga, Tennesee Industrial Development Board Revenue - Radisson Read
  Project                                                                          3,660       6.29       11/02/95       3,660
Community Health Systems, Inc.                                                     4,100       6.45       11/01/95       4,100
Health Midwest Ventures Group, Inc.                                                8,600       6.05       11/01/95       8,600
Illinois Housing Development Authority                                            14,345       6.03       11/01/95      14,345
Ivex of Delaware, Inc.                                                             6,400       6.35       11/01/95       6,400
J.H. Siroonian, Inc.                                                               7,900       5.94       11/01/95       7,900
Kinder-Care Learning Centers, Inc. Industrial Refunding -
  Kinder-Care Learning Centers, Inc. Projects                                      4,000       6.04       11/01/95       4,000
McQueen Village, Ltd.                                                              3,200       6.00       11/01/95       3,200
Mississippi Business Finance Corporation Industrial Development - Morton
 International, Inc.                                                              14,500       5.98       11/01/95      14,500
Missouri Economic Development, Export & Infrastructure Board - Heilig
 Meyers Company Project                                                            4,100       6.00       11/01/95       4,100
Montgomery County, Pennsylvania Industrial Development Authority Revenue           5,000       6.15       11/01/95       5,000
New Jersey Sports & Exposition Authority Sports Complex Subordinated Refunding
 Revenue                                                                          21,275       6.03       11/01/95      21,275
Passaic County, New Jersey                                                        13,800       5.90       11/01/95      13,800
Presbyterian Homes, Inc.                                                           5,000       5.94       11/02/95       5,000
South Carolina Jobs - Economic Development Authority Industrial Development
  Revenue - Roller Bearing Company of America, Inc. Project                        3,000       6.09       11/02/95       3,000
Southeast Atlantic Properties, L.L.C.                                              7,450       6.00       11/01/95       7,450
Stanislaus County, California Pension Obligation                                  10,000       5.98       11/01/95      10,000
Thayer Properties, LLC                                                             3,600       6.00       11/01/95       3,600
                                                                                                                    ----------
Total Taxable Municipal Variable Rate Put Bonds                                                                        149,630
UNITED STATES GOVERNMENT AND AGENCY ISSUES 2.1%
Federal National Mortgage Association Medium Term Notes                           15,000       6.12       01/26/96      14,994
Student Loan Marketing Association Floating Rate Notes:                            5,000       5.64       11/07/95       5,000
                                                                                  10,000       5.66       11/07/95      10,000
United States Treasury Bills                                                      10,000       5.09       06/27/96       9,662
                                                                                                                    ----------
Total United States Government and Agency Issues                                                                        39,656
                                                                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES 99.9%                                                                                1,931,940
Other Assets and Liabilities, Net 0.1%                                                                                   2,131
                                                                                                                    ----------
NET ASSETS 100.0%                                                                                                   $1,934,071
                                                                                                                    ==========


                      See notes to financial statements.

                                                                PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                         NET ASSETS
-----------------------------------------------------------------------------
Finance -  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . 14.6%
Brokerage & Investment Management. . . . . . . . . . . . . . . . . .  9.3
General Obligation . . . . . . . . . . . . . . . . . . . . . . . . .  8.5
Yankee Corporate . . . . . . . . . . . . . . . . . . . . . . . . . .  8.4
Automobile . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.0
Industrial Development Revenue . . . . . . . . . . . . . . . . . . .  5.9
Personal & Commercial Lending. . . . . . . . . . . . . . . . . . . .  5.1
Insurance -  Life. . . . . . . . . . . . . . . . . . . . . . . . . .  4.9
Bank - Regional. . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2
Telecommunication Service. . . . . . . . . . . . . . . . . . . . . .  3.3
Banking. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3.1
Automotive Related . . . . . . . . . . . . . . . . . . . . . . . . .  3.0
Bank - Money Center. . . . . . . . . . . . . . . . . . . . . . . . .  3.0
Financial Services . . . . . . . . . . . . . . . . . . . . . . . . .  2.2
Mortgage & Related Service . . . . . . . . . . . . . . . . . . . . .  2.1
Non-Agency Mortgage & Asset Backed . . . . . . . . . . . . . . . . .  2.1
Diversified Operations . . . . . . . . . . . . . . . . . . . . . . .  1.8
Consumer Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .  1.6
Hospital Revenue . . . . . . . . . . . . . . . . . . . . . . . . . .  1.4
Real Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.2
Leisure Service. . . . . . . . . . . . . . . . . . . . . . . . . . .  1.1
Pollution Control Revenue. . . . . . . . . . . . . . . . . . . . . .  1.1
Sallie Mae . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.8
FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.8
Computer Software. . . . . . . . . . . . . . . . . . . . . . . . . .  0.7
Beverage - Soft Drink. . . . . . . . . . . . . . . . . . . . . . . .  0.5
U.S. Government. . . . . . . . . . . . . . . . . . . . . . . . . . .  0.5
Water & Sewer Revenue. . . . . . . . . . . . . . . . . . . . . . . .  0.5
Engineering & Construction . . . . . . . . . . . . . . . . . . . . .  0.4
Retail - Department Store. . . . . . . . . . . . . . . . . . . . . .  0.2
Commercial Service . . . . . . . . . . . . . . . . . . . . . . . . .  0.2
Food . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.1
Other Revenue. . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.3
Other Assets & Liabilities . . . . . . . . . . . . . . . . . . . . .  0.1
                                                                    ------
Total                                                               100.0%
                                                                    ======

STRONG SHORT-TERM BOND FUND

                                                SHARES OR      VALUE
                                                PRINCIPAL     (NOTE 2)
                                                 AMOUNT    (In Thousands)
-----------------------------------------------------------------------------
CONVERTIBLE BONDS 1.8%
Time Warner, Inc. Convertible Liquid Yield
  Option Notes, Zero %, Due 12/17/12
  (Putable at 39.727 on 12/17/97) (Cost $19,184)     $58,000    $19,793
CORPORATE BONDS 38.1%
APP International Finance Company B.V.
  Guaranteed Secured Notes, 10.25%,
  Due 10/01/00                                         3,000      3,075
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                          2,000      2,270
Abbey National Treasury Services PLC
  Subordinated Notes, 6.69%, Due 10/17/05              2,925      2,933
American Reinsurance Corporation Senior
  Subordinated Debentures, 10.875%, Due 9/15/04       14,110     15,699
Bank of Boston Corporation Subordinated Floating
  Rate Notes, 6.00%, Due 2/28/01                       8,850      8,808
Cablevision Industries Corporation Senior Notes,
  10.75%, Due 1/30/02                                  5,000      5,456
Citicorp Floating Rate Notes, 6.75%, Due 5/01/04      21,357     21,450
Deere & Company Medium Term Notes, 8.38%,
  Due 5/12/97                                         17,000     17,531
Dr. Pepper/Seven-Up Companies, Inc. Senior
  Subordinated Notes, Zero %, Due 11/01/02
  (Rate Reset Effective 11/01/97)                      3,500      3,237
Federated Department Stores, Inc. Senior Notes,
  10.00%, Due 2/15/01                                 13,105     14,121
Figgie International, Inc. Senior Notes, 9.875%,
  Due 10/01/99                                         3,000      3,007
First Bank System, Inc. Floating Rate Subordinated
  Notes, 6.0625%, Due 11/30/10 (Putable at 100 on
  11/30/00)                                            4,000      4,003
Ford Motor Credit Debt Unit with Premium Call
  (Structured Enhanced Return Trusts 1995,
  Series R-20), 9.75%, Due 2/03/98 (Acquired
  2/08/95; Cost $9,995) (b)                           10,000     10,600
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes:
  8.75%, Due 3/15/00                                   6,675      6,859
  10.875%, Due 4/15/02                                 2,700      2,963
Health & Retirement Properties Trust Senior
  Floating Rate Notes, Series B, 6.6575%,
  Due 7/13/99                                         10,000     10,021
Hong Kong & Shanghai Bank Corporation Floating
  Rate Subordinated Notes, 6.125%, Due 12/29/49       10,000      7,925
Hook-SupeRx, Inc. Senior Notes, 10.125%,
  Due 6/01/02                                          8,180      8,957
Lehman Brothers Holdings, Inc. Senior Notes,
  8.80%, Due 3/01/15                                   3,750      4,183
Magma Copper Company Senior Subordinated
  Notes, 8.70%, Due 5/15/05                           13,310     13,377
Marine Midland Banks, Inc. Floating Rate
  Subordinated Notes:
  6.00%, Due 12/20/00                                  5,000      4,968
  6.00%, Due 12/31/09                                  4,400      4,246
Meditrust Notes, 7.60%, Due 7/15/01                    3,850      3,899
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 6.00%, Due 12/18/05                           5,000      4,998
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99        6,000      4,050
News America Holdings Debt Unit with Premium
  Call (Medium Term Structured Enhanced Return
  Trusts 1995, Series R-26), 7.26%, Due 5/11/98
  (Acquired 5/15/95; Cost $20,000) (b)                20,000     20,220
Novacor Chemicals, Ltd. Notes, 6.50%,
  Due 9/22/00 (Acquired 9/14/95; Cost $3,736) (b)      3,750      3,748
Okobank Subordinated Step-Up Perpetual Floating
  Rate Notes, 7.3875%, Due 10/29/49                   11,200     11,390

                      See notes to financial statements.


                                                         SHARES OR    VALUE
                                                         PRINCIPAL   (NOTE 2)
                                                          AMOUNT  (in Thousands)
--------------------------------------------------------------------------------
Petroleos Mexicanos Guaranteed Floating Rate
  Notes, 6.875%, Due 3/08/99                             $ 19,600   $ 17,395
Public Service Company of New Hampshire
  Debentures, 15.23%, Due 7/01/00                           2,200      2,528
Reliance Industries, Ltd. Notes, 8.125%, Due
  9/27/05 (Acquired 9/22/95; Cost $2,995) (b)               3,000      3,019
Republic of Poland Notes, 7.75%, Due 7/13/00               12,000     12,210
Revco D.S., Inc. Senior Notes, 9.125%, Due 1/15/00         10,800     11,313
Santa Fe Pacific Gold Corporation Senior
  Debentures, 8.375%, Due 7/01/05                          12,000     12,120
TCI Communications, Inc. Reset Notes, 6.82%,
  Due 9/15/10 (Rate Reset Effective 9/15/98)               52,500     53,678
Time Warner, Inc. Debentures, 9.125%, Due 1/15/13          10,000     10,977
Time Warner, Inc. Debt Unit with Premium Call
  (Medium Term Structured Enhanced Return
  Trusts 1994 Series R-21), 8.58%, Due 6/22/98
  (Acquired 2/24/95; Cost $9,966) (b)                      10,000     10,410
Time Warner, Inc. Floating Rate Debt Unit with
  Premium Call (Medium Term Structured
  Enhanced Return Trusts 1995, Series R-29),
  6.8125%, Due 12/17/97 (Acquired 9/12/95;
  Cost $10,000) (b)                                        10,000     10,010
Time Warner, Inc. Floating Rate Notes, 6.835%,
  Due 8/15/00                                               2,000      2,010
USG Corporation Senior Notes, Series B, 9.25%,
  Due 9/15/01                                                 400        426

Viacom, Inc. Senior Notes, 7.75%, Due 6/01/05              41,000     42,179
                                                                     -------
TOTAL CORPORATE BONDS (COST $401,237)                                412,269
NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES 24.6%
American Housing Trust XI Mortgage Pass-Thru
  Certificates, Class 3-1, Interest Only, 0.654%
  Due 1/25/22                                             279,760      4,722
Banco Nacional de Mexico Trust Certificates,
  Zero %, Due 10/01/02 (Acquired 8/01/95;
  Cost $1,682) (b)                                          2,260      1,717
Central Life Assurance Company Mortgage
  Pass-Thru Certificates, Series 1988-1, Class A-4,
  9.00%, Due 5/01/97                                       10,195     10,413
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                       4,291      4,377
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1988-3, Class A-2, 9.00%,
  Due 4/01/18                                               2,736      2,833
Collateralized Mortgage Obligation Inverse Floating
  Rate Trust, Series 13, Class Q, 14.8704%,
  Due 1/20/03                                               2,288      2,447
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18                      1,558        792
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1993-2, Class A-3, 7.50%, Due 3/25/33              5,500      5,570
  Series 1994-MHC1, Class A-1X, Interest Only,
1.8621%, Due 4/25/11                                       84,354      7,421
First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
Series 1994-MHC1, Class D, 7.6375%,
Due 4/25/11                                                 5,000      4,988
GMBS, Inc. Countrywide Funding Certificates,
  Series 1990-1, Class Z, 9.25%, Due 1/28/20                7,922      8,138
Green Tree Financial Corporation Certificates,
  Series 1994-BII, Class A-1, 7.85%, Due 7/15/09           10,168     10,196
Green Tree Financial Corporation Home
  Improvement Loan Certificates, Series 1995-E,
Class A, 6.80%, Due 8/15/20                               $11,603    $11,612
Green Tree Securitized Net Interest Margin Trust
  Certificates:
  Series 1994-A, 6.90%, Due 2/15/04                         7,231      7,229
  Series 1994-B, 7.85%, Due 7/15/04                         3,467      3,494
  Series 1995-A, 7.25%, Due 7/15/05                         5,414      5,444
Greenwich Capital Acceptance, Inc. Mortgage
  Securities, Series 1993-P01, Class E, Principal
Only, Due 11/26/17                                         12,738      8,749
Greenwich Capital Acceptance, Inc. Subordinated
  Mortgage Securities Trust Pass-Thru Certificates,
Series 1994-1, Class A, 6.7119%, Due 2/28/19
(Acquired 4/12/94; Cost $4,200) (b)                         4,296      4,143
Home Equity Loan Real Estate Mortgage Investment
  Conduit Trust, Closed-End Asset-Backed
Certificates, Series 1992-1, Class B, 5.85%,
Due 11/17/14                                                1,722      1,671
ML TR X Collateralized Mortgage Obligation,
  Class C, Principal Only, Due 7/25/17                     15,907     12,725
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-A, Class M1, 6.675%,
  Due 7/15/19                                              13,423     12,313
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.875%,
  8/17/23                                                  13,405     12,613
Merrill Lynch Mortgage Investors, Inc. Mortgage
  Pass-Thru Certificates, Series 1994-C1, Interest
  Only, 0.644%, Due 11/25/20                              172,597      3,797
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates, Series 1994-H, Class M, 6.875%,
  Due 6/15/19                                              11,543     10,621
Mortgage Obligation Structured Trust Pass-Thru
  Certificates, Series 1993-1, Class A-1, 6.35%,
  Due 10/25/18                                             33,485     33,140
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1991-6, Class A, 6.9254%, Due 5/25/19              8,475      8,375
  Series 1995-1, Class B-11, 7.5375%, Due 10/25/28          7,530      7,558
  Series 1995-1, Class M-5, 7.2199%, Due 10/25/28           9,403      9,480
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc. Manufactured Housing Certificates, Series
  1992-MH1, Class B, 6.3375%, Due 8/15/19
  (Acquired 4/21/95; Cost $6,761) (b)                       6,867      6,777
Ryland Acceptance Corporation IV Collateralized
  Mortgage Bonds, Series 53, Class 53-E, 10.00%,
  Due 10/25/18                                              1,992      2,101
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 11.8055%, Due 11/25/30                         5,706      5,941
Ryland Mortgage Securities Corporation IV Variable
  Rate Collateralized Mortgage Bonds, Series 2,
  Class 3-A, 11.9262%, Due 6/25/23                          4,068      4,196
Salomon Brothers Mortgage Securities VI, Inc.
  Stripped Coupon Mortgage Pass-Thru Certificates,
  Series 1987-3, Class A, Principal Only,
  Due 10/23/17                                              2,569      2,013
Santa Barbara Savings & Loan Association
  California Real Estate Mortgage Investment
  Conduit Participation Certificates, Series 1988-A,
  Class 2, Principal Only, Due 9/01/18                      2,447      1,921


                      See notes to financial statements

                                                                SHARES OR               VALUE
                                                                PRINCIPAL              (NOTE 2)
                                                                 AMOUNT              (In Thousands)
                                                                ---------            --------------
Structured Asset Securities Corporation
  Collateralized Mortgage Obligation, Series
  1991-2, Class SC, 15.84%, Due 1/20/20                        $19,400             $   20,661
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series 1992-5,
  Class BO, Principal Only, Due 6/25/23                          2,180                  1,698
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Pass-Thru Certificates,
  Series 1993-1, Class A1, 7.3375%, Due 12/01/20
  (Acquired 12/02/93; Cost $4,615) (b)                           4,615                  4,645
                                                                                   ----------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $264,750)                                                          266,531
UNITED STATES GOVERNMENT AND AGENCY
  ISSUES 35.4%
FHLMC Participation Certificates:
  8.50%, Due 4/01/01 thru 1/01/05                                1,619                  1,672
  8.75%, Due 10/01/01                                            1,893                  1,949
  9.00%, Due 5/01/06 thru 6/01/16                                2,746                  2,894
  9.50%, Due 3/01/11                                               976                  1,031
  9.75%, Due 8/01/02                                             6,699                  6,977
  10.25%, Due 7/01/09 thru 10/01/14                              1,067                  1,158
  10.50%, Due 1/01/10 thru 7/01/19                               2,324                  2,544
  10.75%, Due 9/01/09 thru 10/01/17                              1,169                  1,278
  11.25%, Due 11/01/09                                             628                    692
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.50%, Due 9/01/08                                             4,089                  4,078
  8.00%, Due 10/01/25 (g)                                       50,000                 51,234
  9.50%, Due 5/01/14 thru 2/01/17                               33,814                 35,996
  10.00%, Due 7/01/04                                            3,135                  3,284
  12.00%, Due 3/01/17                                           12,323                 14,028
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  Series 1992-41, Class J, Accretion Directed
  Interest Only, 1005.049%, Due 12/25/02                            31                    325
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates:
  7.545%, Due 1/01/22                                            6,534                  6,770
  7.717%, Due 6/01/19                                            7,795                  8,062
  8.727%, Due 4/01/02                                           35,135                 35,936
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates:
  Series 1991-01, Class 1L, Interest Only, 1088.308%,
  Due 1/25/21                                                       61                  1,699
  Series 1992-187, Class SA, 8.40%, Due 10/25/07                 3,211                  2,965
  Series 1992-G64, Class SE, 7.8563%, Due 3/25/22                7,107                  5,816
  Series 1993-93, Class S, 8.50%, Due 5/25/08                    1,959                  1,671
FNMA Stripped Mortgage-Backed Securities:
  Series G-4, Class C, Principal Only, Due 5/25/16               4,082                  3,962
  Series 1993-M1, Class N, Interest Only, 0.84%,
  Due 4/25/20                                                  188,318                  4,049
  Series 1993-12, Class C, Principal Only,
  Due 2/25/23                                                   23,200                 18,080
  Series 1995-G2, Class IO, Interest Only, 2.796%,
  Due 5/25/20                                                   23,280                  1,677
GNMA Guaranteed Pass-Thru Certificates:
  9.75%, Due 9/15/05 thru 11/15/05                               3,000                  3,150
  10.00%, Due 2/20/18                                            1,356                  1,468
  11.50%, Due 4/15/13                                              453                    518
GNMA Guaranteed Platinum Pool Pass-Thru
  Certificates:
  11.00%, Due 6/15/20                                           15,178                 17,125
  12.50%, Due 4/15/19                                           55,658                 64,563
Riely FHA Insured Project Loan #123, 7.43%,
  Due 8/15/18                                                   18,818                 18,654
Riely FHA Insured Project Loan #125, 7.43%,
  Due 1/01/14                                                   34,460                 34,460
Small Business Administration Guaranteed Loan
  Group #0191, Variable Rate Interest Only
  Certificates, 3.111%, Due 7/30/18                             28,632                  3,358
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial Receipts,
  Series 1993-1A, 2.531%, Due 2/15/18                           17,726                  2,210
United States Treasury Notes, 5.875%, Due 8/15/98                9,760                  9,809
USGI FHA Insured Project Pool Banco 85, 7.2717%,
  Due 11/24/19                                                   5,245                  5,202
USGI FHA Insured Project Pool #846, 6.93%,
  Due 10/01/13                                                      26                     26
USGI FHA Insured Project Pool #2047, 6.90%,
  Due 8/01/14                                                    2,909                  2,818
TOTAL UNITED STATES GOVERNMENT AND AGENCY                                          ----------
  ISSUES (COST $383,346)                                                              383,188
OPTIONS 0.2%
United States Treasury Bond Call Option
  (Strike Price is 100.281. Expiration date is 11/10/95.)         (278)                  (174)
United States Treasury Bond Put Option
  (Strike Price is 100.281. Expiration date is 11/10/95.)          278                     33
Merrill Lynch Swaption (The option to receive a fixed
  interest rate of 7.75%; exercisable at a strike price
  of 100 beginning 4/09/04 and expiring 4/09/25.
  Putable on 11/16/95)                                          39,583                  2,751
                                                                                   ----------
TOTAL OPTIONS (COST $1,833)                                                             2,610

PREFERRED STOCK 2.3%
Norwest Corporation Series A, Cumulative Tracking
  Preferred Stock/Residential Home Mortgage L.L.C.
 (Acquired 12/16/94; Cost $23,000) (b)                         115,000                 24,719
CASH EQUIVALENTS (a) 1.8%
COMMERCIAL PAPER 1.4%
DISCOUNTED 1.3%
Champion International Corporation,
  Due 11/01/95                                                $  2,875                  2,875
Cooper Industries, Inc., Due 11/01/95                            3,650                  3,650
Mallinckrodt Group, Due 11/01/95                                 7,775                  7,775
                                                                                   ----------
                                                                                       14,300
INTEREST BEARING, DUE UPON DEMAND 0.1%
General Mills, Inc., 5.46%                                           7                      7
Eli Lilly & Company, 5.30%                                          93                     93
Pitney Bowes Credit Corporation, 5.47%                              12                     12
Sara Lee Corporation, 5.45%                                        374                    374
Southwestern Bell Telephone Company, 5.45%                          19                     19

Warner Lambert Company, 5.44%                                      290                    290
                                                                                   ----------
                                                                                          795
                                                                                   ----------
Total Commercial Paper                                                                 15,095
UNITED STATES GOVERNMENT ISSUES 0.4%
United States Treasury Bills:
  Due 11/09/95 (c)                                                 430                    430
  Due 11/16/95                                                   2,375                  2,370
  Due 12/07/95 (c)                                               1,420                  1,413
  Due 1/11/96 (c)                                                  365                    361
                                                                                   ----------
                                                                                        4,574
                                                                                   ----------
Total Cash Equivalents (Cost $19,667)                                                  19,669
                                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,113,017) 104.2%                                                          1,128,779
Other Assets and Liabilities, Net (4.2%)                                              (45,706)
                                                                                   ----------
NET ASSETS 100.0%                                                                  $1,083,073
                                                                                   ==========


                      See notes to financial statements

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)             October 31, 1995

FUTURES
                                                               UNDERLYING              UNREALIZED
                                                               FACE AMOUNT            APPRECIATION
                                        EXPIRATION              AT VALUE             (DEPRECIATION)
                                           DATE              (In Thousands)          (In Thousands)
---------------------------------------------------------------------------------------------------
Purchased:
185  Two-Year U.S. Treasury Notes         12/95                 $ 38,494                  $  200
Sold:
 59  Five-Year U.S. Treasury Notes        12/95                   (6,391)                    (22)
835  Ten-Year U.S. Treasury Notes         12/95                  (93,129)                 (1,554)
 71  U.S. Treasury Bonds                  12/95                   (8,311)                     31


OPTIONS
                                                              NOTIONAL PAR
                                                                 VALUE                    PREMIUMS
                                                             (In Thousands)            (In Thousands)
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1994                        $   --                     $  --
Options written during the period                                 202,800                     517
Options expired                                                   (25,000)                    (33)
Options exercised                                                (150,000)                   (328)
                                                                ---------                  ------
Options outstanding at October 31, 1995                         $  27,800                  $  156
                                                                =========                  ======

Exercised and expired options resulted in a capital loss (in thousands) of $564.


                                                          Percentage of
INDUSTRY DIVERSIFICATION                                    Net Assets
-----------------------------------------------------------------------
US Government and Agency . . . . . . . . . . . . . . . . .    35.8%
Non-Agency Mortgage & Asset-Backed . . . . . . . . . . . .    24.6
Media - Radio/TV . . . . . . . . . . . . . . . . . . . . .     9.8
Media - Publishing . . . . . . . . . . . . . . . . . . . .     6.8
Bank - Super Regional. . . . . . . . . . . . . . . . . . .     3.6
Yankee Corporate . . . . . . . . . . . . . . . . . . . . .     2.9
Bank - Money Center. . . . . . . . . . . . . . . . . . . .     2.0
Retail - Drug Store. . . . . . . . . . . . . . . . . . . .     1.9
Machinery - Agriculture. . . . . . . . . . . . . . . . . .     1.6
Oil - International Integrated . . . . . . . . . . . . . .     1.6
Insurance - Property & Casualty. . . . . . . . . . . . . .     1.5
Retail - Department Store. . . . . . . . . . . . . . . . .     1.3
Metal & Mining . . . . . . . . . . . . . . . . . . . . . .     1.2
Foreign Government . . . . . . . . . . . . . . . . . . . .     1.1
Precious Metal/Gem/Stone . . . . . . . . . . . . . . . . .     1.1
Leisure Service  . . . . . . . . . . . . . . . . . . . . .     1.1
Automobiles. . . . . . . . . . . . . . . . . . . . . . . .     1.0
Real Estate. . . . . . . . . . . . . . . . . . . . . . . .     0.9
Brokerage & Investment Management. . . . . . . . . . . . .     0.7
Medical Services . . . . . . . . . . . . . . . . . . . . .     0.7
Chemical . . . . . . . . . . . . . . . . . . . . . . . . .     0.6
Bank - Regional. . . . . . . . . . . . . . . . . . . . . .     0.4
Machinery - Miscellaneous. . . . . . . . . . . . . . . . .     0.3
Beverage - Soft Drink. . . . . . . . . . . . . . . . . . .     0.3
Paper & Forest Product . . . . . . . . . . . . . . . . . .     0.3
Diversified Operations . . . . . . . . . . . . . . . . . .     0.3
Forest & Paper Products. . . . . . . . . . . . . . . . . .     0.3
Finance - Miscellaneous. . . . . . . . . . . . . . . . . .     0.3
Electric Power . . . . . . . . . . . . . . . . . . . . . .     0.2
Other Assets and Liabilities . . . . . . . . . . . . . . .    (4.2)
                                                             -----
Total                                                        100.0%
                                                             =====
                                                          PERCENTAGE OF
COUNTRY DIVERSIFICATION                                     NET ASSETS
-----------------------------------------------------------------------
United States. . . . . . . . . . . . . . . . . . . . . . .    97.4%
United Kingdom . . . . . . . . . . . . . . . . . . . . . .     1.9
Mexico . . . . . . . . . . . . . . . . . . . . . . . . . .     1.8
Poland . . . . . . . . . . . . . . . . . . . . . . . . . .     1.1
Finland  . . . . . . . . . . . . . . . . . . . . . . . . .     1.1
Canada . . . . . . . . . . . . . . . . . . . . . . . . . .     0.3
Netherlands. . . . . . . . . . . . . . . . . . . . . . . .     0.3
India  . . . . . . . . . . . . . . . . . . . . . . . . . .     0.3
Other Assets and Liabilities . . . . . . . . . . . . . . .    (4.2)
                                                             -----
Total                                                        100.0%
                                                             =====



STRONG GOVERNMENT SECURITIES FUND
                                                              SHARES OR                         VALUE
                                                              PRINCIPAL                        (NOTE 2)
                                                               AMOUNT                       (In Thousands)
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS 10.5%

Coca-Cola Enterprises, Inc. Notes, Zero %,
  Due 6/20/20                                                   $ 41,475                        $  7,368
NationsBank Corporation Subordinated Notes,
  7.25%, Due 10/15/25                                              5,000                           4,957
News America Holdings, Inc. Senior Debentures,
  7.75%, Due 2/01/24                                               1,500                           1,506
  9.50%, Due 7/15/24                                               2,100                           2,527
Snap-On, Inc. Notes, 6.625%, Due 10/01/05                          7,000                           7,084
Tele-Communications, Inc. Non-Redeemable Senior
  Debentures, 9.80%, Due 2/01/12                                  12,375                          14,368
Viacom, Inc. Senior Notes, 7.75%, Due 6/01/05                     10,000                          10,288
                                                                                                 -------
TOTAL CORPORATE BONDS (COST $47,155)                                                              48,098

MUNICIPAL BONDS 0.8%
Arkansas Development Finance Authority GNMA
  Guaranteed Bonds, 9.75%, Due 11/15/14
  (Cost $3,859)                                                   3,100                            3,987

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITY 2.6%
Community Program Loan Trust Bonds, Series 1987,
  Class A-4, 4.50%, Due 10/01/18 (Cost $11,918)                  14,025                           12,078

UNITED STATES GOVERNMENT AND AGENCY
  ISSUES 76.2%
FHA Insured Project Loan #956-55054, 2.93%,
  Due 11/01/12                                                    4,308                            3,439
FHLMC Guaranteed Multiclass Mortgage
  Participation Certificates, Series 1679, Class
  1679-N, Principal Only, Due 2/15/09                             2,605                            1,335
FHLMC Guaranteed Multiclass Variable Rate
  Mortgage Participation Certificates, Series 1324,
  Class 1324-B, 7.00%, Due 4/15/18                                2,312                            2,318
FHLMC Participation Certificates:
  7.25%, Due 7/01/08                                              2,969                            2,990
  8.00%, Due 7/01/08 thru 12/01/10                               10,216                           10,500
  8.50%, Due 5/01/16                                              3,395                            3,513
  9.00%, Due 12/01/01 thru 6/01/16                               10,230                           10,689
  9.75%, Due 8/01/02                                              3,761                            3,917
  10.00%, Due 6/01/20                                               772                              835
  10.50%, Due 8/01/20                                             1,777                            1,958
  11.00%, Due 1/01/01                                               165                              174
  11.25%, Due 1/01/01                                               181                              192
  11.75%, Due 10/01/15                                              235                              264
  12.00%, Due 11/01/15                                               98                              110
  12.25%, Due 7/01/15 thru 12/01/15                                 694                              783
  12.50%, Due 10/01/09 thru 1/01/15                                 461                              525
  13.00%, Due 7/01/14                                               109                              124
  13.75%, Due 5/01/02 thru 5/01/12                                  135                              152
  14.00%, Due 9/01/10 thru 4/01/16                                1,369                            1,576
  14.50%, Due 12/01/02 thru 12/01/11                                 56                               64
  14.75%, Due 8/01/11 thru 4/01/13                                   11                               13
  15.00%, Due 8/01/11                                                66                               77
  16.00%, Due 6/01/12                                                 7                                9
                                                                                                 -------
                                                                                                  42,118
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.50%, Due 9/01/08                                              3,759                            3,749
  8.50%, Due 7/01/10 thru 9/01/25                                13,733                           14,374
  10.00%, Due 4/01/20                                             5,134                            5,625
  11.75%, Due 12/01/10                                              259                              293
  12.00%, Due 1/01/16 thru 2/01/19                                4,656                            5,296
  12.25%, Due 7/01/14                                                35                               40
  12.50%, Due 2/01/11 thru 5/01/15                                8,606                            9,865
  13.00%, Due 10/01/15                                            3,481                            4,028
  13.25%, Due 4/01/12                                                 4                                4
  13.50%, Due 1/01/11 thru 1/01/12                                   64                               73
  13.75%, Due 10/01/10                                               12                               14


                       See notes to financial statments.

                                                               SHARES OR                         VALUE
                                                               PRINCIPAL                        (NOTE 2)
                                                                AMOUNT                       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
  14.00%, Due 1/01/12 thru 11/01/14                             $   156                         $   184
  14.25%, Due 12/01/14                                               34                              40
  14.50%, Due 1/01/12                                                 8                              10
  14.75%, Due 11/01/10 thru 3/01/12                                 257                             301
  15.00%, Due 10/01/12                                               11                              13
  15.50%, Due 10/01/12                                               23                              28
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  Series 1989-1, Class 1-D, 10.30%, Due 1/25/19                   9,205                          10,535
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates:
  Series 1991-57, Class S, 7.339%, Due 5/25/20                    8,432                           8,166
  Series 1991-141, Class SC, 9.804%, Due 10/25/21                   519                             520
FNMA Stripped Mortgage-Backed Securities:
  Series 1989-11, Class 11-C, Principal Only,
  Due 1/25/14                                                       851                             832
  Series 1992-74, Class IO, Interest Only, 8.50%
  Due 5/25/22                                                     5,115                           1,154
  Series 1992-154, Class A, Principal Only,
  Due 8/25/22                                                     5,423                           4,274
                                                                                                -------
                                                                                                 69,418

GMAC #12 FHA Project Loan, 7.43%, Due 5/01/21                    16,243                          17,010
GNMA Guaranteed Pass-Thru Certificates:
  9.00%, Due 1/15/08 thru 12/15/09                               17,954                          18,954
  12.50%, Due 4/15/19                                             7,966                           9,241
  13.00%, Due 11/15/10 thru 11/15/14                              1,108                           1,290
  13.50%, Due 7/15/10 thru 10/15/12                                 359                             420
  14.00%, Due 6/15/11 thru 12/20/14                                 324                             377
  14.50%, Due 6/15/11 thru 11/15/12                                 436                             515
  15.00%, Due 1/15/12 thru 9/15/12                                  201                             239
  16.00%, Due 4/15/12                                                20                              24
                                                                                                -------
                                                                                                 31,060
Riely FHA Insured Project Loan #5, 7.43%,
  Due 10/01/22                                                    3,190                           3,244
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial Receipts,
  Series 1993-1A, 2.531%, Due 2/15/18                            23,690                           2,954
Tennessee Valley Authority Power Bond,
  Series 1995A, 6.375%, Due 6/15/05                               6,200                           6,228
United States Treasury Bonds:
  6.875%, Due 8/15/25                                            20,000                          21,475
  7.625%, Due 2/15/25                                            12,150                          14,117
  11.625%, Due 11/15/04                                          10,400                          14,385
United States Treasury Notes:
  6.125%, Due 5/31/97                                            25,570                          25,754
  6.25%, Due 5/31/00                                             20,000                          20,344
  6.375%, Due 8/15/02                                            30,625                          31,400
  6.50%, Due 8/15/05                                             10,570                          10,950
  7.50%, Due 2/15/05                                              2,200                           2,427
  7.75%, Due 1/31/00                                             21,640                          23,202
                                                                                                -------
                                                                                                164,054
USGI FHA Insured Project Pool #2040, 3.025%,
  Due 11/01/06                                                    9,030                           7,929
                                                                                                -------
TOTAL UNITED STATES GOVERNMENT AND AGENCY
  ISSUES (COST $342,528)                                                                        347,454

OPTION 0.2%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of 100 beginning 4/09/04 and
  expiring 4/09/25. Putable on 11/16/95)
  (Cost $563)                                                    12,167                             845

PREFERRED STOCK 2.4%
Norwest Corporation Series A, Cumulative Tracking
  Preferred Stock/Residential Home Mortgage L.L.C.
  (Acquired 12/16/94; Cost $10,000) (b)                          50,000                          10,748

CASH EQUIVALENTS (a) 6.7%

COMMERCIAL PAPER 0.1%

INTEREST BEARING, DUE UPON DEMAND
Sara Lee Corporation, 5.45%                                     $    26                        $     26
Southwestern Bell Telephone Company, 5.45%                          259                             259
                                                                                                -------
                                                                                                    285

REPURCHASE AGREEMENT 6.4%
Cantor Fitzgerald & Co., Inc. (Collateralized by
  $27,265 United States Treasury Notes, 7.75%,
  Due 12/31/99), 5.87%, Due 11/01/95 (f)                         29,300                          29,300

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 11/09/95 (c)                                                   75                              75
  Due 11/16/95 (c)                                                  730                             728
                                                                                                -------
                                                                                                    803
                                                                                                -------
Total Cash Equivalents (Cost $30,388)                                                            30,388
                                                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $446,411) 99.4%                                                                         453,598
Other Assets and Liabilities, Net 0.6%                                                            2,634
                                                                                                -------
NET ASSETS 100.0%                                                                              $456,232
                                                                                                =======



                                                                    Percentage of
INDUSTRY DIVERSIFICATION                                              Net Assets
---------------------------------------------------------------------------------
United States Government and Agency Issues . . . . . . . . . . . . .  83.6%
Media-Radio/TV . . . . . . . . . . . . . . . . . . . . . . . . . . .   5.3
Non-Agency Mortgage & Asset-Backed Securities. . . . . . . . . . . .   2.6
Banking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.4
Beverage & Soft Drink. . . . . . . . . . . . . . . . . . . . . . . .   1.6
Machine Tool . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.6
Bank-Money Center. . . . . . . . . . . . . . . . . . . . . . . . . .   1.1
Media-Publishing . . . . . . . . . . . . . . . . . . . . . . . . . .   0.9
Finance-Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . .   0.2
Telecommunication Service. . . . . . . . . . . . . . . . . . . . . .   0.1
Other Assets and Liabilities . . . . . . . . . . . . . . . . . . . .   0.6
                                                                     -----
Total                                                                100.0%
                                                                     =====





STRONG CORPORATE BOND FUND
                                                               SHARES OR                         VALUE
                                                               PRINCIPAL                        (NOTE 2)
                                                                AMOUNT                       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS 76.2%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                                   $ 5,415                         $ 6,146
Asarco, Inc. Debentures, 8.50%, Due 5/01/25                       2,000                           2,210
Bankers Life Holding Corporation Senior
  Subordinated Notes, Series B, 13.00%,
  Due 11/01/02                                                    3,445                           3,876
Bell Cablemedia PLC Senior Discount Notes,
  Zero %, Due 9/15/05 (Acquired 9/22/95;
  Cost $2,008) (b)                                                3,500                           2,100
Coca Cola Enterprises, Inc. Notes, Zero %,
  Due 6/20/20                                                    26,610                           4,727
Dr. Pepper/Seven - Up Companies, Inc. Senior
  Subordinated Notes, Zero %, Due 11/01/02 (Rate
  Reset Effective 11/01/97)                                       3,600                           3,330
Exide Corporation Senior Notes, 10.00%,
  Due 4/15/05                                                     4,000                           4,310
Figgie International, Inc. Senior Notes, 9.875%,
  Due 10/01/99                                                    3,000                           3,008
GNS Finance Corporation Senior Subordinated
  Notes, Series B, 9.25%, Due 3/15/03                             4,785                           5,168
Giddings & Lewis, Inc. Notes, 7.50%, Due 10/01/05                 3,740                           3,795

                       See notes to financial statements

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1995
STRONG CORPORATE BOND FUND (continued)

                                                        SHARES OR          VALUE
                                                        PRINCIPAL        (NOTE 2)
                                                         AMOUNT        (In Thousands)
-------------------------------------------------------------------------------------
John Hancock Mutual Life Insurance Company
  Surplus Notes, 7.375%, Due 2/15/24 (Acquired
  9/25/95; Cost $6,431) (b)                             $ 7,000         $  6,785
Hanson Overseas B.V. Guaranteed Senior Notes,
  6.75%, Due 9/15/05                                      5,000            5,035
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00                  3,000            3,083
Jet Equipment Trust Certificates, Series 1995-B,
  10.91%, Due 8/15/14 (Acquired 7/19/95;
  Cost $2,000) (b)                                        2,000            2,046
Jet Equipment Trust Subordinated Notes,
  Series 1995-B, Class C, 9.71%, Due 2/15/15
  (Acquired 7/19/95; Cost $2,500) (b)                     2,500            2,561
Kansallis-Osake-Pankki Subordinated Notes, 8.65%,
  Due 12/29/49 (Rate Reset Effective 8/15/99)
  (Acquired 9/19/95; Cost $3,158) (b)                     3,000            3,161
Lehman Brothers Holdings, Inc. Notes, 7.125%,
  Due 9/15/03                                             2,500            2,531
Lehman Brothers Holdings, Inc. Senior Notes,
  8.80%, Due 3/01/15                                      2,000            2,231
Magma Copper Company Senior Subordinated
  Notes, 8.70%, Due 5/15/05                               3,600            3,618
Meditrust Notes, 7.60%, Due 7/15/01                       1,000            1,013
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99           2,600            1,755
Nationsbank Corporation Subordinated Notes,
  7.25%, Due 10/15/25                                     5,000            4,956
Owens-Illinois, Inc. Senior Debentures, 11.00%,
  Due 12/01/03                                            3,500            3,889
Panamsat L.P./ Panamsat Capital Corporation
  Senior Secured Notes, 9.75%, Due 8/01/00                1,500            1,579
Panamsat L.P./ Panamsat Capital Corporation
  Senior Subordinated Discount Notes, Zero %,
  Due 8/01/03                                             6,000            4,815
Principal Mutual Life Insurance Company Surplus
  Notes, 8.00%, Due 3/01/44 (Acquired 10/17/95;
  Cost $1,682) (b)                                        1,700            1,677
Ralston Purina Company Debentures, 7.875%,
  Due 6/15/25                                             2,895            3,037
Reliance Industries, Ltd. Notes, 8.125%, Due 9/27/05
  (Acquired 9/22/95; Cost $2,496) (b)                     2,500            2,515
Revco D.S., Inc. Senior Notes, 9.125%, Due 1/15/00        3,700            3,876
Riggs National Corporation Subordinated Notes,
  8.50%, Due 2/01/06                                      4,000            4,100
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05           4,000            4,180
SCI Television, Inc. Senior Secured Notes, 11.00%,
  Due 6/30/05                                             1,000            1,062
Santa Fe Pacific Gold Corporation Senior
  Debentures, 8.375%, Due 7/01/05                         4,000            4,040
Southern Pacific Rail Corporation Senior Notes,
  9.375%, Due 8/15/05                                     4,000            4,340
Southern Pacific Transportation Company 1994-A
  Trusts Pass-Thru Certificates, Series 1994-A6,
  8.66%, Due 7/02/11                                      4,100            4,641
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                             3,500            3,851
TCI Communications, Inc. Senior Debentures,
  8.75%, Due 8/01/15                                      1,825            1,938
Tele-Communications, Inc. Non-Redeemable
  Senior Debentures:
  9.80%, Due 2/01/12                                      1,620            1,881
  10.125%, Due 4/15/22                                    4,000            4,873
Telewest Communications Senior Discounted
  Debentures, Zero %, Due 10/01/07                        7,000            4,130
Tenet Healthcare Corporation Senior Notes, 8.625%,
  Due 12/01/03                                            4,300            4,418
Time Warner, Inc. Debentures:
  8.11%, Due 8/15/06                                    $ 1,705         $  1,750
  9.15%, Due 2/01/23                                      4,120            4,526
Tosco Corporation Guaranteed First Mortgage
  Bonds, 8.25%, Due 5/15/03                               1,880            2,043
USG Corporation Senior Notes, Series B, 9.25%,
  Due 9/15/01                                             4,000            4,260
United Meridian Corporation Senior Subordinated
  Notes, 10.375%, Due 10/15/05                            2,500            2,569

Viacom, Inc. Senior Notes, 7.75%, Due 6/01/05             8,500            8,744
                                                                         -------
TOTAL CORPORATE BONDS (COST $162,295)                                    166,179
NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 3.4%
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                             1,248              941
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1994-MHC1, Class A-1X, Interest Only,
  1.8621%, Due 4/25/11                                    8,676              763
Green Tree Financial Corporation Manufactured
  Housing Senior Subordinated Pass-Thru
  Certificates, Series 1995-4, Class B1, 7.30%,
  Due 6/15/25                                               300              302
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.8055%, Due 11/25/30          836              871
Westam Mortgage Financial Corporation
  Collateralized Mortgage Bonds, Series 10,
  Class 10-D, Principal Only, Due 7/26/18                 7,810            4,457
                                                                         -------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
SECURITIES (COST $7,138)                                                   7,334
UNITED STATES GOVERNMENT AND AGENCY
  ISSUES 13.5%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                                        46               53
  14.75%, Due 3/01/10                                        26               30
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, 13.50%,
  Due 4/01/11 (c)                                           211              247
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates,
  Series 1992-29, Class S, 15.978%, Due 4/25/16           1,500            1,600
GNMA Guaranteed Pass-Thru Certificates, 15.00%,
  Due 8/15/11 thru 10/15/12                                 156              186
Small Business Administration Guaranteed Loan
  Pool #40013, Interest Only Strips, 2.419%,
  Due 9/30/17                                            16,932            2,037
United States Treasury Bonds, 7.625%, Due 2/15/25         1,800            2,091
United States Treasury Notes:
  6.375%, Due 8/15/02                                     4,500            4,614
  6.50%, Due 4/30/99                                        500              512
  6.50%, Due 8/15/05                                     17,585           18,217
                                                                         -------
TOTAL UNITED STATES GOVERNMENT AND AGENCY
  ISSUES (COST $29,282)                                                   29,587
OPTION 0.2%
Merrill Lynch Swaption (The option to receive a fixed
  interest rate of 7.75%; exercisable at a strike price
  of 100 beginning 4/09/04 and expiring 4/09/25.
  Putable on 11/16/95) (Cost $282)                        6,083              423
PREFERRED STOCK 1.0%
Norwest Corporation Series A, Cumulative
  Tracking Preferred Stock/Residential Home
  Mortgage L.L.C. (Acquired 12/16/94;
  Cost $2,000) (b)                                       10,000            2,150

                       See notes to financial statements

                                                    SHARES OR    VALUE
                                                    PRINCIPAL   (NOTE 2)
                                                     AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENTS (a) 7.2%

COMMERCIAL PAPER 7.0%

DISCOUNTED 6.7%
Baxter International, Inc., Due 11/01/95             $10,800   $ 10,800
Champion International Corporation, Due 11/01/95       3,800      3,800
                                                               --------
                                                                 14,600
INTEREST BEARING, DUE UPON DEMAND 0.3%
Sara Lee Corporation, 5.45%                              349        349
Wisconsin Electric Power Company, 5.51%                  320        320
                                                               --------

                                                                    669
                                                               --------
Total Commercial Paper                                           15,269

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 11/09/95 (c)                                        70         70
  Due 11/16/95 (c)                                       365        364
  Due 1/18/96                                             35         35
                                                               --------
                                                                    469
                                                               --------
Total Cash Equivalents (Cost $15,738)                            15,738
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $216,735) 101.5%                                        221,411
Other Assets and Liabilities, Net (1.5%)                         (3,350)
                                                               --------
NET ASSETS 100.0%                                              $218,061
                                                               ========


FUTURES
                                                UNDERLYING      UNREALIZED
                                               FACE AMOUNT     APPRECIATION
                                  EXPIRATION     AT VALUE     (DEPRECIATION)
                                     DATE     (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
50   Ten-Year U.S. Treasury Notes    12/95      $5,577              $28
37   U.S. Treasury Bonds             12/95       4,331               53
Sold:
16   Five-Year U.S. Treasury Notes   12/95       1,733              (28)
25   Ten-Year U.S. Treasury Notes    12/95       2,788              (49)
25   U.S. Treasury Bonds              3/96       2,918              (17)

                                                              PERCENTAGE OF
COUNTRY DIVERSIFICATION                                        NET ASSETS
--------------------------------------------------------------------------------
United States . . . . . . . . . . . . . . . . . . . . . . . . . .  91.8%
Canada. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.9
India . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.2
Japan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.4
United Kingdom. . . . . . . . . . . . . . . . . . . . . . . . . .   5.2
Other Assets & Liabilities. . . . . . . . . . . . . . . . . . . .  (1.5)
                                                                  ------
Total                                                             100.0%
                                                                  ======

                                                                PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                          NET ASSETS
--------------------------------------------------------------------------------
U.S. Government . . . . . . . . . . . . . . . . . . . . . . . . . .  13.8%
Media - Radio/TV. . . . . . . . . . . . . . . . . . . . . . . . . .  12.2
Leisure Service . . . . . . . . . . . . . . . . . . . . . . . . . .   6.6
Healthcare - Medical Supply . . . . . . . . . . . . . . . . . . . .   4.9
Railroad  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.1
Beverage - Soft Drink . . . . . . . . . . . . . . . . . . . . . . .   3.7
Non-Agency Mortgage & Asset-Backed Securities . . . . . . . . . . .   3.4
Finance - Miscellaneous . . . . . . . . . . . . . . . . . . . . . .   3.3
Telecommunication Service . . . . . . . . . . . . . . . . . . . . .   2.9
Media - Publishing  . . . . . . . . . . . . . . . . . . . . . . . .   2.9
Metal & Mining  . . . . . . . . . . . . . . . . . . . . . . . . . .   2.7
Brokerage & Investment Management . . . . . . . . . . . . . . . . .   2.6
Yankee Corporate. . . . . . . . . . . . . . . . . . . . . . . . . .   2.3
Bank - Money Center . . . . . . . . . . . . . . . . . . . . . . . .   2.3
Airline   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.1
Healthcare - Patient Care . . . . . . . . . . . . . . . . . . . . .   2.0
Electrical Equipment. . . . . . . . . . . . . . . . . . . . . . . .   2.0
Engineering & Construction. . . . . . . . . . . . . . . . . . . . .   2.0
Telephone . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.9
Bank - Regional . . . . . . . . . . . . . . . . . . . . . . . . . .   1.9
Precious Metal/Gem/Stone. . . . . . . . . . . . . . . . . . . . . .   1.8
Container . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.8
Retail - Drug Store . . . . . . . . . . . . . . . . . . . . . . . .   1.8
Insurance - Accident & Health . . . . . . . . . . . . . . . . . . .   1.8
Electric Utility. . . . . . . . . . . . . . . . . . . . . . . . . .   1.8
Forest & Paper Products . . . . . . . . . . . . . . . . . . . . . .   1.7
Machine Tool. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.7
Food  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.6
Banking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.4
Diversified Operations. . . . . . . . . . . . . . . . . . . . . . .   1.4
Oil - North American Exploration & Product. . . . . . . . . . . . .   1.2
Chemical. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.1
Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . .   1.0
Oil - North American Integrated . . . . . . . . . . . . . . . . . .   0.9
Insurance - Life. . . . . . . . . . . . . . . . . . . . . . . . . .   0.8
Electric Power  . . . . . . . . . . . . . . . . . . . . . . . . . .   0.1
Other Assets & Liabilities. . . . . . . . . . . . . . . . . . . . .  (1.5)
                                                                    ------
Total                                                               100.0%
                                                                    ======


LEGEND
(a) Cash equivalents include any security which has a maturity of less than one year.
(b)  Restricted security.
(c)  Security pledged to cover margin requirements for futures contracts.
(d) Amortized cost for Federal income tax and financial reporting purposes is the same.
(e) Maturity date represents actual maturity, earliest put date, or for U.S. Government Agency Securities, the next interest adjustment date.
(f) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.
(g)  When-Issued Security.

     All principal amounts and costs are stated in thousands.
     Percentages are stated as a percent of net assets.

                       See notes to financial statements

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------
For the Period Ended October 31, 1995 (Note 1)

                                                                                            (In Thousands)
                                                                                   STRONG MONEY         STRONG SHORT-TERM
                                                                                    MARKET FUND             BOND FUND
                                                                                 -----------------      -----------------
INTEREST INCOME                                                                      $89,048                $69,211
EXPENSES:
  Investment Advisory Fees                                                             7,242                  5,395
  Custodian Fees                                                                         118                    132
  Shareholder Servicing Costs                                                          2,043                  1,833
  Reports to Shareholders                                                              1,047                    416
  Federal and State Registration Fees                                                    144                    109
  Other                                                                                   50                    208
                                                                                     -------                -------
  Total Expenses before Waivers and Absorptions                                       10,644                  8,093
  Voluntary Expense Waivers and Absorptions by Advisor                               (10,056)                    --
                                                                                     -------                -------
  Expenses, Net                                                                          588                  8,093
                                                                                     -------                -------
NET INVESTMENT INCOME                                                                 88,460                 61,118
REALIZED AND UNREALIZED LOSS:
  Net Realized Gain (Loss) on:
    Investments                                                                           --                (17,791)
    Futures Contracts, Options
    and Forward Currency Contracts                                                        --                (12,191)
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                           --                 67,708
    Futures Contracts, Options
    and Forward Currency Contracts                                                        --                   (436)
                                                                                     -------                -------
NET GAIN                                                                                  --                 37,290
                                                                                     -------                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $88,460                $98,408
                                                                                     =======                =======
                                                                                STRONG GOVERNMENT      STRONG CORPORATE
                                                                                 SECURITIES FUND           BOND FUND
                                                                                -----------------      ----------------
INTEREST INCOME                                                                      $20,418                $11,727
EXPENSES:
 Investment Advisory Fees                                                              1,710                    859
 Custodian Fees                                                                           57                     43
 Shareholder Servicing Costs                                                             541                    367
 Reports to Shareholders                                                                  98                     90
 Federal and State Registration Fees                                                      59                     42
 Other                                                                                    51                     32
                                                                                     -------                -------
 Total Expenses                                                                        2,516                  1,433
                                                                                     -------                -------
NET INVESTMENT INCOME                                                                 17,902                 10,294
REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
  Investments                                                                         15,207                 13,034
  Futures Contracts, Options and Forward Currency Contracts                            2,757                    837
 Change in Unrealized Appreciation/Depreciation on:
  Investments                                                                         13,919                  5,584
  Futures Contracts, Options and Forward Currency Contracts                              282                    159
                                                                                     -------                -------
NET GAIN                                                                              32,165                 19,614
                                                                                     -------                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $50,067                $29,908
                                                                                     =======                =======

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1995

                                                                                   (In Thousands, Except Per Share Amounts)
                                                                                   STRONG MONEY          STRONG SHORT-TERM
                                                                                   MARKET FUND              BOND FUND
                                                                                 ---------------         ------------------
ASSETS:
 Investments in Securities, at Value (Cost of
  $1,931,940 and $1,113,017, respectively)                                          $ 1,931,940             $1,128,779
 Receivable from Brokers for Securities Sold                                                 38                 35,403
 Dividends and Interest Receivable                                                       12,710                 12,439
                                                                                    -----------             ----------
 Total Assets                                                                         1,944,688              1,176,621
LIABILITIES:
 Payable to Brokers for Securities Purchased                                                 --                 86,325
 Dividends Payable                                                                        9,248                  6,221
 Accrued Operating Expenses and Other Liabilities                                         1,369                  1,002
                                                                                    -----------             ----------
 Total Liabilities                                                                       10,617                 93,548
                                                                                    -----------             ----------
NET ASSETS                                                                          $ 1,934,071             $1,083,073
                                                                                    ===========             ==========
Capital Shares
 Authorized                                                                          10,000,000              1,000,000
 Outstanding                                                                          1,934,071                110,896
NET ASSET VALUE PER SHARE                                                           $      1.00             $     9.77
                                                                                    ===========             ==========

                                                                                 STRONG GOVERNMENT        STRONG CORPORATE
                                                                                  SECURITIES FUND            BOND FUND
                                                                                 ------------------       ----------------
ASSETS:
 Investments in Securities, at Value (Cost of
  $446,411 and $216,735, respectively)                                              $   453,598             $  221,411
 Receivable from Brokers for Securities Sold                                             13,584                 11,751
 Dividends and Interest Receivable                                                        6,178                  3,457
 Other                                                                                      108                     --
                                                                                    -----------             ----------
 Total Assets                                                                           473,468                236,619
LIABILITIES:
 Payable to Brokers for Securities Purchased                                             14,555                 16,975
 Dividends Payable                                                                        2,330                  1,366
 Accrued Operating Expenses and Other Liabilities                                           351                    217
                                                                                    -----------             ----------
 Total Liabilities                                                                       17,236                 18,558
                                                                                    -----------             ----------
NET ASSETS                                                                          $   456,232             $  218,061
                                                                                    ===========             ==========
Capital Shares
 Authorized                                                                             100,000                300,000
 Outstanding                                                                             43,021                 20,656
NET ASSET VALUE PER SHARE                                                           $     10.60             $    10.56
                                                                                    ===========             ==========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  (In Thousands)
                                                                  STRONG MONEY                        STRONG SHORT-TERM
                                                                   MARKET FUND                            BOND FUND
                                                           -----------------------------           -----------------------------
                                                           PERIOD ENDED     YEAR ENDED             PERIOD ENDED     YEAR ENDED
                                                           OCT. 31, 1995   DEC. 31, 1994           OCT. 31, 1995   DEC. 31, 1994
                                                           -------------   -------------           -------------   -------------
                                                             (NOTE 1)                                (NOTE 1)
OPERATIONS:
 Net Investment Income                                       $   88,460     $    17,481            $    61,118     $    90,851
 Net Realized Gain (Loss)                                           --             --                  (29,982)        (50,796)
 Change in Unrealized Appreciation/Depreciation                     --             --                   67,272         (66,022)
                                                             ----------      ----------             ----------      ----------
 Increase (Decrease) in Net Assets Resulting from Operations     88,460          17,481                 98,408         (25,967)

CAPITAL SHARE TRANSACTIONS                                    1,393,088         210,995                  4,450        (373,029)

DISTRIBUTIONS:
 From Net Investment Income                                     (88,460)        (17,481)               (60,866)        (90,851)
 In Excess of Net Investment Income                                 --             --                      --             (699)
                                                             ----------      ----------             ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,393,088         210,995                 41,992        (490,546)

NET ASSETS:
 Beginning of Period                                            540,983         329,988              1,041,081       1,531,627
                                                             ----------      ----------             ----------      ----------
 End of Period                                               $1,934,071     $   540,983             $1,083,073      $1,041,081
                                                             ==========      ==========             ==========      ==========
                                                                 STRONG GOVERNMENT                       STRONG CORPORATE
                                                                  SECURITIES FUND                           BOND FUND
                                                           -----------------------------           -----------------------------
                                                           PERIOD ENDED     YEAR ENDED             PERIOD ENDED     YEAR ENDED
                                                           OCT. 31, 1995   DEC. 31, 1994           OCT. 31, 1995   DEC. 31, 1994
                                                           -------------   -------------           -------------   -------------
                                                             (NOTE 1)                                (NOTE 1)
OPERATIONS:
 Net Investment Income                                       $   17,902     $   16,009             $  10,294       $   9,401
 Net Realized Gain (Loss)                                        17,964        (16,921)               13,871          (7,208)
 Change in Unrealized Appreciation/Depreciation                  14,201         (8,007)                5,743          (4,027)
                                                               --------        --------             --------        --------
 Increase (Decrease) in Net Assets Resulting from Operations     50,067         (8,919)               29,908          (1,834)

CAPITAL SHARE TRANSACTIONS                                      148,275         79,799                75,563          11,225

DISTRIBUTIONS:
 From Net Investment Income                                     (17,902)       (16,009)              (10,294)         (9,401)
 In Excess of Net Investment Income                              (1,040)           --                   (421)            (85)
                                                               --------        --------             --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         179,400         54,871                94,756             (95)

NET ASSETS:
 Beginning of Period                                            276,832        221,961               123,305         123,400
                                                               --------        --------             --------        --------
 End of Period                                              $   456,232    $   276,832           $   218,061     $   123,305
                                                             ==========     ==========            ==========      ==========


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1995





1.   ORGANIZATION
     The Strong Income Funds consist of Strong Money Market Fund, Inc.,
     Strong Short-Term Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Corporate Bond Fund, Inc. (formerly Strong Income Fund, Inc.). The Funds are separately incorporated, diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Board of Directors of the Funds approved changing the Funds' fiscal year-ends from December 31 to October 31; therefore, this report encompasses financial information for the ten months ended October 31, 1995.


2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds except the Strong Money Market Fund are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in the Strong Money Market Fund are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1995 were as follows (in thousands):

                                   STRONG MONEY      STRONG SHORT-TERM      STRONG GOVERNMENT      STRONG CORPORATE
                                   MARKET FUND          BOND FUND            SECURITIES FUND           BOND FUND
                                   ------------      -----------------      -----------------       ----------------
           Aggregate Cost           $119,832            $ 96,950                $10,000                 $22,275
           Aggregate Fair Value      120,602             100,008                 10,748                  22,995
           Percent of Net Assets        6.2%                9.2%                   2.4%                   10.5%*

          *Of these securities, which are restricted from resale, 68% are eligible for resale pursuant to rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B)  Federal Income and Excise Taxes and Distributions to
          Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gain or loss realized on investment transactions is determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash, U.S. Government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated.
          The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.


     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

October 31, 1995

(G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward currency contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.


(I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of October 31, 1995 were as follows (in thousands):

                                          STRONG MONEY        STRONG SHORT-TERM        STRONG GOVERNMENT         STRONG CORPORATE
                                           MARKET FUND            BOND FUND            SECURITIES FUND               BOND FUND
                                          ------------        -----------------        -----------------         ----------------
Capital Stock                              $1,934,071            $1,155,190                $450,817                  $257,820
Undistributed Net Investment Income (Loss)         --                     2                      --                        --
Undistributed Net Realized
  Gain (Loss)                                      --               (86,536)                 (1,772)                  (44,423)
Net Unrealized Appreciation (Depreciation)         --                14,417                   7,187                     4,664
                                           ----------            ----------                --------                  --------

                                           $1,934,071            $1,083,073                $456,232                  $218,061
                                           ==========            ==========                ========                  ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the period ended October 31, 1995 and the year ended December 31, 1994 were as follows (in thousands):

                                                                  1995                            1994
                                                         -----------------------         -----------------------
                                                         SHARES          DOLLARS         SHARES          DOLLARS
                                                         ------          -------         ------          -------
STRONG MONEY MARKET FUND
Shares Sold                                             4,636,534         $4,636,534     1,084,908       $1,084,908
Dividends Reinvested                                       73,780             73,780        14,688           14,688
Shares Redeemed                                        (3,317,226)        (3,317,226)     (888,601)        (888,601)
                                                       ----------         ----------     ---------       ----------
                                                        1,393,088         $1,393,088       210,995        $ 210,995
                                                       ==========         ==========     =========       ==========
STRONG SHORT-TERM BOND FUND
Shares Sold                                                35,782         $  344,472        85,039        $ 852,010
Dividends Reinvested                                        5,258             50,403         7,807           77,038
Shares Redeemed                                           (40,704)          (390,425)     (132,054)      (1,302,077)
                                                       ----------         ----------     ---------       ----------
                                                              336         $    4,450       (39,208)      ($ 373,029)
                                                       ==========         ==========     =========       ==========

STRONG GOVERNMENT SECURITIES FUND
Shares Sold                                                25,489         $  262,132        22,577        $ 227,816
Dividends Reinvested                                        1,493             15,239         1,285           12,889
Shares Redeemed                                           (12,720)          (129,096)      (16,028)        (160,906)
                                                       ----------         ----------     ---------       ----------
                                                           14,262         $  148,275         7,834        $  79,799
                                                       ==========         ==========     =========       ==========
STRONG CORPORATE BOND FUND
Shares Sold                                                13,929         $  140,983         6,978         $ 67,971
Dividends Reinvested                                          808              8,099           727            7,032
Shares Redeemed                                            (7,261)           (73,519)       (6,570)         (63,778)
                                                       ----------         ----------     ---------       ----------
                                                            7,476         $   75,563         1,135       $   11,225
                                                       ==========         ==========     =========       ==========

    October 31, 1995

5.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Money Market Fund .50%, Strong Government Securities Fund .60%, Strong Short-Term Bond Fund and Strong Corporate Bond Fund .625%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.


    Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the period ended October 31, 1995 is as follows (in thousands):

                                           STRONG MONEY       STRONG SHORT-TERM       STRONG GOVERNMENT      STRONG CORPORATE
                                           MARKET FUND            BOND FUND            SECURITIES FUND           BOND FUND
                                           ------------       -----------------       -----------------      ----------------
Payable to Advisor at
  October 31, 1995                           $390                 $642                     $273                   $124
Other Shareholder Servicing
   Expenses Paid to Advisor                    54                   32                        7                      7
Unaffiliated Directors' Fees                   13                   23                        7                      4


6.  INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of long-term securities during the period ended October 31, 1995 were as follows (in thousands):

                                                STRONG SHORT-TERM       STRONG GOVERNMENT      STRONG CORPORATE
                                                    BOND FUND            SECURITIES FUND           BOND FUND
                                                -----------------       -----------------      ----------------
Purchases:
  U.S. Government and Agency                      $1,458,465               $1,029,223              $375,317
  Other                                            1,802,767                  437,359               681,312

Sales:
  U.S. Government and Agency                       1,303,040                  900,112               353,758
  Other                                            1,904,099                  418,540               634,576

7.INCOME TAX INFORMATION
At October 31, 1995, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2003) for Federal income tax purposes were as follows (in thousands):

                                                STRONG SHORT-TERM       STRONG GOVERNMENT      STRONG CORPORATE
                                                    BOND FUND            SECURITIES FUND           BOND FUND
                                                -----------------       -----------------      ----------------
Aggregate Investment Cost                         $1,121,653               $446,511                $216,797
                                                  ==========               ========                ========
Aggregate Unrealized:
  Appreciation                                    $   20,986               $  8,172                $  4,691
  Depreciation                                       (13,860)                (1,085)                    (77)
                                                  ----------               --------                --------
                                                  $    7,126               $  7,087                $  4,614
                                                  ==========               ========                ========
Capital Loss Carryovers                           $   79,382               $  1,689                $ 44,363
                                                  ==========               ========                ========

FINANCIAL HIGHLIGHTS
The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG MONEY MARKET FUND

                                              1995(c)      1994        1993       1992        1991
                                              -------      ----        ----       ----        ----
                                             (NOTE 1)
NET ASSET VALUE, BEGINNING OF PERIOD       $     1.00   $    1.00  $    1.00  $    1.00   $    1.00
  Net Investment Income                          0.05        0.04       0.03       0.04        0.06
  Dividends From Net Investment Income          (0.05)      (0.04)     (0.03)     (0.04)      (0.06)
                                           ----------   ---------  ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD             $     1.00   $    1.00  $    1.00  $    1.00   $    1.00
                                           ==========   =========  =========  =========   =========
Total Return                                    +5.2%       +4.0%      +2.9%      +3.7%       +6.1%
Net Assets, End of Period (In Thousands)   $1,934,071   $ 540,983  $ 329,988  $ 390,003   $ 533,869
Ratio of Expenses to Average Net Assets          0.0%*       0.6%       0.7%       0.8%        0.7%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                0.7%*       0.9%       1.0%       1.1%        1.0%
Ratio of Net Investment Income to
   Average Net Assets                            6.1%*       4.0%       2.9%       3.7%        6.0%

                                              1990       1989        1988      1987        1986
                                             -----       ----        ----      ----        ----

NET ASSET VALUE, BEGINNING OF PERIOD      $    1.00  $    1.00   $   1.00  $    1.00  $    1.00
  Net Investment Income                        0.08       0.09       0.07       0.06       0.06
  Dividends From Net Investment Income        (0.08)     (0.09)     (0.07)     (0.06)     (0.06)
                                          ---------  ---------   --------  ---------  ---------
NET ASSET VALUE, END OF PERIOD            $    1.00  $    1.00   $   1.00  $    1.00  $    1.00
                                          =========  =========   ========  =========  =========
Total Return                                  +8.1%      +9.2%      +7.5%      +6.4%      +6.5%
Net Assets, End of Period (In Thousands)  $ 768,870  $ 829,332   $464,459  $ 194,963  $  26,363
Ratio of Expenses to Average Net Assets        0.7%       0.7%       1.1%       0.8%       0.8%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions              0.9%       1.0%       1.1%       1.1%       1.3%
Ratio of Net Investment Income to
   Average Net Assets                          7.8%       8.8%       7.4%       6.6%       5.8%


STRONG SHORT-TERM BOND FUND

                                              1995(c)      1994        1993       1992        1991
                                              -------      ----        ----       ----        ----
                                             (NOTE 1)
NET ASSET VALUE, BEGINNING OF PERIOD       $     9.42   $   10.23  $     9.99   $   10.12     $    9.53
INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.56        0.64        0.66        0.76          0.75
  Net Realized and Unrealized Gains
    (Losses) on Investments                      0.35       (0.80)       0.25       (0.11)         0.59
                                           ----------  ----------  ----------   ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                 0.91       (0.16)       0.91        0.65          1.34
LESS DISTRIBUTIONS
  From Net Investment Income                    (0.56)      (0.65)      (0.66)      (0.76)        (0.75)
  In Excess of Net Investment Income               --          --       (0.01)         --            --
  From Net Realized Gains                          --          --          --       (0.02)(a)        --
                                           ----------  ----------  ----------   ---------     ---------
TOTAL DISTRIBUTIONS                             (0.56)      (0.65)      (0.67)      (0.78)        (0.75)
                                           ----------  ----------  ----------   ---------     ---------
NET ASSET VALUE, END OF PERIOD             $     9.77  $     9.42  $    10.23   $    9.99     $   10.12
                                           ==========  ==========  ==========   =========     =========
Total Return                                    +9.9%       -1.6%       +9.3%       +6.7%        +14.6%
 Net Assets, End of Period (In Thousands)  $1,083,073  $1,041,081  $1,531,627   $ 756,867     $ 164,954
Ratio of Expenses to Average Net Assets          0.9%*       0.9%        0.8%        0.6%          1.0%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                0.9%*       0.9%        0.9%        0.9%          1.2%
Ratio of Net Investment Income to
  Average Net Assets                             7.0%*       6.5%        6.3%        7.3%          7.8%
Portfolio Turnover Rate                        317.1%      249.7%      444.9%      353.3%        398.1%

                                               1990       1989        1988       1987(b)
                                               ----       ----        ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD      $    9.86    $  10.09   $   10.03  $    10.00
INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                        0.81        0.99        0.86        0.27
  Net Realized and Unrealized Gains
    (Losses) on Investments                   (0.33)      (0.18)       0.13        0.04
                                          ---------    --------   ---------  ----------
TOTAL FROM INVESTMENT OPERATIONS               0.48        0.81        0.99        0.31
LESS DISTRIBUTIONS
  From Net Investment Income                  (0.81)      (0.99)      (0.86)      (0.27)
  In Excess of Net Investment Income             --          --          --          --
  From Net Realized Gains                        --       (0.05)      (0.07)      (0.01)
                                          ---------    --------   ---------  ----------
TOTAL DISTRIBUTIONS                           (0.81)      (1.04)      (0.93)      (0.28)
                                          ---------    --------   ---------  ----------
NET ASSET VALUE, END OF PERIOD            $    9.53    $   9.86   $   10.09  $    10.03
                                          =========    ========   =========  ==========
Total Return                                  +5.3%       +8.2%      +10.1%       +3.2%
 Net Assets, End of Period (In Thousands) $  80,070    $130,001   $ 102,175  $   17,128
Ratio of Expenses to Average Net Assets        1.3%        1.1%        1.0%        0.1%*
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions              1.3%        1.2%        1.2%        0.8%*
Ratio of Net Investment Income to
  Average Net Assets                           8.6%        9.7%        8.5%        8.8%*
Portfolio Turnover Rate                      313.8%      177.0%      461.3%       45.2%


    *  Calculated on an annualized basis.
  (a)  Ordinary income distribution for tax purposes.
  (b) Inception date is August 31, 1987 for Strong Short-Term Bond Fund. Total return and portfolio turnover rate are not annualized.
  (c) For the period ended October 31, 1995. Total return and portfolio turnover rate are not annualized.

STRONG GOVERNMENT SECURITIES FUND


                                             1995 (b)           1994            1993            1992            1991
                                             --------         --------        --------        --------        --------
                                             (Note 1)
NET ASSET VALUE, BEGINNING OF PERIOD        $   9.63         $  10.61       $   10.39        $  10.77         $  10.10
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.54             0.62            0.66            0.80             0.77
  Net Realized and Unrealized Gains
    (Losses) on Investments                     0.99            (0.98)           0.63            0.11             0.84
                                            --------         --------       ---------        --------         --------
TOTAL FROM INVESTMENT OPERATIONS                1.53            (0.36)           1.29            0.91             1.61

LESS DISTRIBUTIONS
  From Net Investment Income                   (0.54)           (0.62)          (0.66)          (0.80)           (0.77)
  Net Investment Income                        (0.02)              --              --              --               --
  From Net Realized Gains                         --               --           (0.32)          (0.49)           (0.17)
  In Excess of Net Realized Gains                 --               --           (0.09)             --               --
                                            --------         --------       ---------        --------         --------
TOTAL DISTRIBUTIONS                            (0.56)           (0.62)          (1.07)          (1.29)           (0.94)
                                            --------         --------       ---------        --------         --------
NET ASSET VALUE, END OF PERIOD              $  10.60         $   9.63       $   10.61        $  10.39         $  10.77
                                            ========         ========       =========        ========         ========
Total Return                                  +16.2%            -3.4%          +12.7%           +9.2%           +16.7%
Net Assets, End of Period (In Thousands)    $456,232         $276,832       $ 221,961        $ 82,169         $ 51,934
Ratio of Expenses to Average Net Assets         0.9%*            0.9%            0.8%            0.7%             0.8%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions               0.9%*            0.9%            1.0%            1.2%             1.4%
Ratio of Net Investment Income to
  Average Net Assets                            6.2%*            6.2%            6.0%            7.7%             7.5%
Portfolio Turnover Rate                       409.2%           479.0%          520.9%          628.8%           292.9%


                                               1990            1989            1988            1987            1986 (a)
                                             --------         --------        --------        --------        --------
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.08         $   9.98       $    9.75        $  10.09         $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.72             0.78            0.68            0.65             0.13
  Net Realized and Unrealized Gains
    (Losses) on Investments                     0.12             0.17            0.32           (0.34)            0.09
                                            --------         --------       ---------        --------         --------
TOTAL FROM INVESTMENT OPERATIONS                0.84             0.95            1.00            0.31             0.22

LESS DISTRIBUTIONS
  From Net Investment Income                   (0.72)           (0.78)          (0.68)          (0.65)           (0.13)
  In Excess of Net Investment Income              --               --              --              --               --
  From Net Realized Gains                      (0.10)           (0.07)          (0.09)             --               --
  In Excess of Net Realized Gains                 --               --              --              --               --
                                            --------         --------       ---------        --------         --------
TOTAL DISTRIBUTIONS                            (0.82)           (0.85)          (0.77)          (0.65)           (0.13)
                                            --------         --------       ---------        --------         --------
NET ASSET VALUE, END OF PERIOD              $  10.10         $  10.08       $    9.98        $   9.75         $  10.09
                                            ========         ========       =========        ========         ========
Total Return                                   +8.7%            +9.9%          +10.5%           +3.4%            +2.2%
Net Assets, End of Period (In Thousands)     $41,099         $ 35,119       $  25,408        $ 11,380         $    880
Ratio of Expenses to Average Net Assets         1.3%             1.3%            0.4%            1.0%             0.6%*
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions               1.5%             1.6%            1.6%            1.6%             1.2%*
Ratio of Net Investment Income to
  Average Net Assets                            7.2%             7.6%            6.9%            6.6%             7.2%*
Portfolio Turnover Rate                       254.2%           421.6%        1,727.8%          715.0%             0.0%


STRONG CORPORATE BOND FUND




                                              1995 (b)          1994           1993            1992             1991
                                             --------         --------      ----------       ---------       ----------
                                             (Note 1)
NET ASSET VALUE, BEGINNING OF PERIOD        $   9.36         $  10.24       $    9.40        $   9.37        $    8.87
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.63             0.73            0.70            0.82             0.76
  Net Realized and Unrealized Gains
    (Losses) on Investments                     1.22            (0.87)           0.84            0.03             0.50
                                            --------         --------       ---------        --------         --------
TOTAL FROM INVESTMENT OPERATIONS                1.85            (0.14)           1.54            0.85             1.26

LESS DISTRIBUTIONS
  From Net Investment Income                   (0.63)           (0.73)          (0.70)          (0.82)           (0.76)
  In Excess of Net Investment Income           (0.02)           (0.01)             --              --               --
  From Net Realized Gains                         --               --              --              --               --
                                            --------         --------       ---------        --------         --------
TOTAL DISTRIBUTIONS                            (0.65)           (0.74)          (0.70)          (0.82)           (0.76)
                                            --------         --------       ---------        --------         --------
NET ASSET VALUE, END OF PERIOD              $  10.56         $   9.36       $   10.24        $   9.40         $   9.37
                                            ========         ========       =========        ========         ========
Total Return                                  +20.3%            -1.3%          +16.8%           +9.4%           +14.8%

Net Assets, End of Period (In Thousands)    $218,061         $123,305       $ 123,400        $102,783         $ 92,364
Ratio of Expenses to Average Net Assets         1.0%*            1.1%            1.1%            1.3%             1.5%
Ratio of Net Investment Income to
  Average Net Assets                            7.5%*            7.6%            7.0%            8.7%             8.4%
Portfolio Turnover Rate                       621.4%           603.0%          665.8%          557.0%           392.4%

                                               1990             1989           1988             1987            1986
                                             --------         --------      ----------       ---------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.57         $  11.88       $   11.64        $  12.65         $  10.30
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         1.06             1.40            1.17            1.23             0.98
  Net Realized and Unrealized Gains
    (Losses) on Investments                    (1.70)           (1.31)           0.24           (0.67)            2.08
                                             --------         --------      ----------       ---------       ----------
TOTAL FROM INVESTMENT OPERATIONS               (0.64)            0.09            1.41            0.56             3.06

LESS DISTRIBUTIONS
  From Net Investment Income                   (1.06)           (1.40)          (1.17)          (1.53)           (0.71)
  In Excess of Net Investment Income              --               --              --              --               --
  From Net Realized Gains                         --               --              --           (0.04)              --
                                            --------         --------       ---------        --------         --------
TOTAL DISTRIBUTIONS                            (1.06)           (1.40)          (1.17)          (1.57)           (0.71)
NET ASSET VALUE, END OF PERIOD              $   8.87         $  10.57       $   11.88        $  11.64         $  12.65
                                            ========         ========       =========        ========         ========
Total Return                                   -6.2%            +0.4%          +12.5%           +4.5%           +30.0%
Net Assets, End of Period (In Thousands)    $ 92,201         $195,350       $ 202,623        $137,898         $118,727
Ratio of Expenses to Average Net Assets         1.4%             1.2%            1.2%            1.1%             1.0%
Ratio of Net Investment Income to
  Average Net Assets                           11.2%            12.1%            9.8%           10.6%            11.3%
Portfolio Turnover Rate                       293.5%           207.2%          400.2%          245.4%           204.9%



  *Calculated on an annualized basis.
(a)The inception date is October 29, 1986 for Strong Government Securities Fund. Total return and portfolio turnover rate are not annualized.
(b)For the period ended October 31, 1995. Total return and portfolio turnover rate are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the Strong Income Funds

We have audited the accompanying statements of assets and liabilities of Strong Money Market Fund, Inc., Strong Short-Term Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Corporate Bond Fund, Inc., (collectively referred to herein as the "Strong Income Funds"), including the schedules of investments in securities, as of October 31, 1995, and the related statements of operations for the period from January 1, 1995 to October 31, 1995, the statements of changes in net assets for the period January 1, 1995 to October 31, 1995 and for the year ended December 31, 1994, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Income Funds as of October 31, 1995, the results of their operations for the period from January 1, 1995 to October 31, 1995, the changes in their net assets for the period from January 1, 1995 to October 31, 1995 and for the year ended December 31, 1994, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 8, 1995

                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030
                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                              [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201